Exchange Traded Funds
October 3, 2022
Thrivent ETF Trust
Prospectus

Thrivent Small-Mid Cap ESG ETF (NYSE Arca, Inc.: TSME )

This fund is different from traditional ETFs
Traditional ETFs tell the public what assets they hold each day. This fund will not. This may create additional risks for your investment. For example:
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You may have to pay more money to trade the fund’s shares. This fund will provide less information to traders, who tend to charge more for trades when they have less information.
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The price you pay to buy fund shares on an exchange may not match the value of the fund’s portfolio. The same is true when you sell shares. These price differences may be greater for this fund compared to other ETFs because it provides less information to traders.
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These additional risks may be even greater in bad or uncertain market conditions.
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The fund will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the fund. While the Proxy Portfolio includes some of the fund’s holdings, it is not the fund’s actual portfolio.
The differences between this fund and other ETFs may also have advantages. By keeping certain information about the fund secret, this fund may face less risk that other traders can predict or copy its investment strategy. This may improve the fund’s performance. If other traders are able to copy or predict the fund’s investment strategy, however, this may hurt the fund’s performance.
For additional information regarding the unique attributes and risks of the fund, see the later discussion on “Proxy Portfolio Risk,” “Authorized Participant Concentration Risk,” “Premium/Discount Risk” and “Trading Halt Risk” in the “Principal Risks” and “Glossary of Principal Risks” sections of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Shares of Thrivent ETF Trust are not deposits or other obligations of Thrivent Trust Company or any bank or insured or otherwise protected by the Federal Deposit Insurance Corporation or any other federal agency. Shares of Thrivent ETF Trust are subject to investment risk, including possible loss of the principal amount invested.

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Thrivent Small-Mid Cap ESG ETF
TSME

Investment Objective
Thrivent Small-Mid Cap ESG ETF (the "Fund") seeks long-term capital growth. The Fund’s investment objective may be changed without shareholder approval.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.65%
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'Other Expenses' is an estimate based on the expenses the Fund expects to incur for its first full fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be (based on estimated Fund expenses):
1 Year	3 Years
$66	$208
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid-sized companies that are listed or traded on a national securities exchange and that Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), the Fund’s investment adviser, believes have sustainable long-term business models and demonstrated commitment to ESG policies, practices or outcomes, as described below.
Under normal market conditions, the Fund will invest primarily in companies that have market capitalizations within the range of those companies included in widely known small and mid-cap indices, such as the Russell 2500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, or the small- to mid-sized company market capitalization classifications published by Morningstar. The Fund defines small- to mid-cap companies as those with market capitalizations at or below the market capitalization of the largest company represented in either or both of the Russell 2500 Index (approximately $20.2 billion as of August 31, 2022) or the S&P MidCap 400 Index (approximately $17.7 billion as of August 31, 2022). Identifying such small- to mid-cap companies is the first step in the Adviser’s investment process. Should the Adviser change reference groups used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The second step in the Adviser’s investment process is to identify companies that have sustainable long-term business models for the benefit of all primary stakeholders while driving financial success and risk management. The Adviser generally looks for small- to mid-sized companies that, in its opinion, have strong growth prospects, are in an industry with a positive economic outlook, have high-quality management, and/or have a strong financial position. The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements.
In determining whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes, the Adviser will consider a wide variety of factors depending on the issuer and its business, including the following:
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Environmental factors – impact on climate change, natural resources, and waste management
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Social factors – labor practices, supply chain management, workplace equality, diversity and inclusion, and supplier and vendor relationships
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Governance factors – corporate governance practices, business ethics, board composition, executive compensation, management incentives
In making an assessment of the sustainability of a company’s long-term business model and its commitment to ESG policies,
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practices or outcomes, the Adviser may rely on, among other things, information provided by third-party vendors or the relevant companies, as well as various indicators, scores and other metrics provided by third-party data sources or the Adviser’s own analysis. The Adviser may utilize different third-party vendors at different times and certain factors may be given more or less weight than others. Except as described below, lower rated indicators, scores and other metrics in any particular area will not necessarily exclude a company as an eligible investment.
The ESG factors considered by the Adviser and their relative weights may evolve over time and may differ from issuer to issuer. The determinations and conclusions regarding ESG factors made by the Adviser may differ from those made by others, including other investment advisers. While the Adviser may determine how much weight to give to specific ESG factors, the Adviser will not have a specific area of focus or factor that it systematically emphasizes over others. However, the Fund will not invest in securities of a company that, at the time of purchase, is rated CCC by MSCI ESG Research LLC (“MSCI”). In addition, the Fund will not invest in a company rated B by MSCI except where the Adviser believes that the company has a sustainable long-term business model and a demonstrated commitment to its ESG policies, practices or outcomes (or improving such policies, practices or outcomes) based on a consideration of the factors described above. MSCI rates the ESG characteristics of companies on a scale of “CCC” (lowest) to “AAA” (highest). MSCI determines the ESG ratings by evaluating the company's risks and opportunities and using a sector-specific ESG Key Issues (“Key Issues”) (e.g., carbon emissions) selection and weighting model. Each company is scored on a scale of 0 to 10, with 10 being the most desirable, for each applicable Key Issue before being assigned an overall ESG rating based on average Key Issue score. ESG ratings are calculated in comparison to a company's sector peers, and companies in certain sectors may have lower average ESG ratings.
The Fund is not required to dispose of any holding that MSCI downgrades to a rating of CCC or B after the Fund purchases it. However, under normal circumstances, the Adviser will dispose of any investment that is downgraded by MSCI to CCC in a manner and time period that it believes is in the Fund’s best interest (including in light of the reason for the downgrade). In addition, the Adviser will re-evaluate whether it remains in the Fund’s best interest to retain an investment in an issuer that MSCI downgrades to B, including in light of the reason for the downgrade. See the section entitled “More About ESG Investing” in the Fund’s prospectus for additional information regarding the Fund’s approach to ESG investing and MSCI’s rating methodologies.
The Fund is an actively managed exchange-traded fund (“ETF”) that operates pursuant to an exemptive order (the “Order) from the Securities and Exchange Commission (the “SEC”) and does not publicly disclose its complete portfolio holdings each business date. Instead, the Fund discloses a “Proxy Portfolio,” which is different from the Fund’s actual portfolio holdings (“Actual Portfolio”). The Proxy Portfolio and certain related information about the Actual Portfolio are disclosed in order to keep the market price of the Fund’s shares trading at or close to the net asset value (“NAV") of the Fund’s shares. The Proxy Portfolio is a basket of cash and securities that is designed to closely track the daily performance of the Fund’s Actual Portfolio. It will include some, but not all, of the Fund’s actual holdings and will include only certain securities that trade on a national securities exchange contemporaneously with the Fund’s shares. The Fund will not require a minimum overlap of holdings between the Proxy Portfolio and the Actual Portfolio. Market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which could result in market participants engaging in predatory trading practices that could harm the Fund and its shareholders. The Fund is actively managed and does not track an index. The Fund is limited by the Order in the types of securities in which it can invest, which may limit the Fund’s ability to implement its investment strategies.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Proxy Portfolio Risk. Unlike traditional ETFs that disclose their portfolio holdings on a daily basis, the Fund does not disclose its holdings daily, rather it discloses a Proxy Portfolio. The goal of the Proxy Portfolio, during all market conditions, is to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. The Proxy Portfolio is intended to provide Authorized Participants (which are members or participants of a clearing agency registered with the SEC, which have a written agreement with the Fund that allows them to place orders for the purchase and redemption of Creation Units) and other market participants with enough information to support an effective arbitrage mechanism that keeps the market price of the Fund at or close to the underlying NAV per share of the Fund. The Adviser has licensed from a third party the right to use a model that will determine the Proxy Portfolio. The Fund’s ability to operate as described herein depends on the quality of that model and the timely and accurate determination of the Proxy Portfolio each day. The Proxy Portfolio methodology is novel, has only been in use for a limited period of time, and is not yet proven as an effective arbitrage mechanism. There can be no assurance that the Proxy Portfolio will function as expected or that it will support an effective arbitrage mechanism, especially under difficult or stressed market conditions, and there can be no assurance that the intellectual property necessary to utilize the Proxy Portfolio will remain available to the Fund. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Proxy Portfolio performing in a manner substantially identical to the performance of the Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on a Proxy Portfolio. There is no guarantee that this arbitrage mechanism will operate as intended or with the intended effects. The Fund may not function as intended and the market price of its shares may be adversely affected if the licensor of the methodology used to determine the Proxy Portfolio fails to continue to make the intellectual property used to determine the Proxy Portfolio available for use by the Fund. Further, while the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market
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disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF. There is also a possibility of additional expenses related to operating the Proxy Portfolio.
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Each day the Fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio that formed the basis for the Fund’s calculation of NAV at the end of the prior Business Day (“Proxy Overlap”) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (“Tracking Error”). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
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The Fund’s Board of Trustees (the “Board”) monitors its Tracking Error, bid/ask spread and premiums/discounts. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
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Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio and any related disclosures have been designed to minimize the risk of predatory trading practices, but they may not be successful in doing so.
Premium/Discount Risk. Publication of the Proxy Portfolio is not the same level of transparency as the publication of the Actual Portfolio by a fully transparent ETF. Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that is intended to keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that the market price of the Fund’s shares will vary significantly from the NAV per share of the Fund. This means the price paid to buy shares on an exchange may not match the value of the Fund’s portfolio. The same is true when shares are sold.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including the spread of infectious illness, public health threats, war, terrorism, natural disasters or similar events.
ESG Investment Selection Risk. Because the Fund considers whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes in addition to other considerations when selecting securities, its portfolio may perform differently than funds that do not consider those issues. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issues for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen ESG attributes. Additionally, the criteria used to select companies for investment may result in the Fund investing in securities, industries or sectors that underperform the market as a whole. Selecting for sustainable long-term business models and ESG policies, practices or outcomes may prioritize long-term rather than short-term returns. Furthermore, when screening for these considerations, the portfolio management team may utilize information published by third-party sources and as a result there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause the Adviser to incorrectly assess a company’s business model or practices. In addition, there may be limited or no information available to the Adviser regarding the ESG policies, practices, outcomes or ratings of companies representing a substantial portion of the Fund’s investment universe. Any limits on the information or ratings available for an issuer may increase the risk that the Adviser will not be successful in its attempt to identify securities of companies with sustainable long-term business models and a demonstrated commitment to ESG policies, practices or outcomes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced during periods of market volatility or market disruptions. The fact that the Fund is offering a novel and unique structure may result in a fewer number of entities willing to act as authorized participants, particularly during times of market volatility.
Trading Halt Risk. If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Fund will promptly request that the listing exchange halt trading in the Fund’s shares which means that investors would not be able to trade their shares. Trading halts may have a greater impact on the Fund compared to other ETFs due to the Fund’s semi-transparent structure. If the trading of a security held in the Fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio
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as an arbitrage vehicle, or otherwise determines it is in the best interest of the Fund, the Adviser will promptly disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
Tracking Error Risk. Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Health Crisis Risk. The global pandemic outbreak of COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic and future pandemics cannot accurately be predicted and may negatively impact the value of the Fund’s investments.
Market Trading Risk. Although Fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for Fund shares will develop or be maintained or that any listing will be maintained. If an active market or a listing is not maintained, investors may find it difficult to buy or sell Fund shares.
New and Smaller Sized Fund Risk. The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Performance
The Fund will measure its performance compared to the S&P MidCap 400® ESG Index and the Russell 2500 Index. The S&P MidCap 400® ESG Index is a broad-based, market-cap-weighted index that is designed to measure the performance of securities meeting sustainability criteria, while maintaining similar overall industry group weights as the S&P MidCap 400. The Russell 2500 Index is a broad-based, market-cap-weighted index that is designed to measure the performance of mid- and small-capitalization U.S. equities.
No performance information for the Fund is provided because it had not commenced operations prior to the date of this prospectus and does not yet have a full calendar year of performance history. Call 800-847-4836 or visit thriventETFs.com for performance results current to the most recent month-end.
How the Fund has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time.
Management
Investment Adviser(s)
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Manager(s)
Matthew D. Finn, CFA and Charles R. Miller, CFA are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Finn has served as lead portfolio manager for the Fund since the Fund's inception. Mr. Miller has served as the associate portfolio manager of the Fund since the Fund's inception. Mr. Finn has been a portfolio manager at Thrivent Financial since 2004, when he joined Thrivent Financial. Mr. Miller has been with Thrivent Financial since 2013.
Purchase and Sale of Fund Shares
The Fund will issue and redeem shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
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Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at thriventETFs.com.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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More About Investment Strategies and Risks

The Fund’s investment objective and principal strategies are described in the “Summary Section” above. The principal strategies are the strategies that the Fund’s Adviser believes are most likely to be important in trying to achieve the Fund’s investment objective. Please note that the Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information.
The Fund operates in reliance on the Order, which incorporates by reference the conditions and restrictions of a previous order issued to Natixis ETF Trust II to permit the operation of semi-transparent active ETFs (the “Natixis Order”) and limits the types of investments the Fund may hold to those listed in the application for the Natixis Order. Under the terms of the Order, the Fund may invest only in ETFs, exchange-traded notes, exchange-traded common stocks, common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund’s shares, exchange-traded preferred stocks, exchange-traded American depositary receipts, exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts and exchange-traded futures that trade contemporaneously with Fund shares, as well as cash and cash equivalents (together, the “Permissible Investments”).
This section provides additional information about some of the securities and other practices in which the Fund may engage, along with their associated risks.
Information About Certain Non-Principal Investment Strategies
Defensive Investing. In response to market, economic, political or other conditions, the Fund may invest without limitation in Permissible Investments for temporary defensive purposes that are not part of the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.
Exchange Traded Funds. An ETF is an investment company that trades on a securities exchange and holds a portfolio of investments which may be designed to track the performance of an index or benchmark. An ETF may fail to accurately track the index or benchmark it seeks to track (if any) and may trade at a discount to its net asset value.
Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. The Fund may invest beyond these limits, subject to certain terms and conditions, including that it enter into an agreement with the ETF.
Illiquid Investments. The Fund will not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) under the 1940 Act) at the time of purchase. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of illiquid investments could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.
Initial Public Offerings. The Fund may purchase securities in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. There can be no assurance that the Fund will have favorable IPO investment opportunities.
Securities Lending. The Fund may seek additional income by lending Fund securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Fund could lose money.
Short-Term Trading. The investment strategy for the Fund at times may include short-term trading. While the Fund ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading.
Unusual Opportunities. The Fund may purchase some securities that do not meet its normal investment criteria when the Adviser perceives an unusual opportunity for gain, which could include a variety of factors, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
More About ESG Investing
ESG Investing
ESG investing (which may also be referred to as sustainable investing, responsible investing, socially responsible investing, or impact investing) is an increasingly popular way to select investments that align with certain investor values or to seek to enhance long-term returns. Many investors may consider ESG criteria when evaluating potential investments. There is currently
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no standard definition of “ESG” and investors and investment advisers may differ in their determination of the relevancy of potential ESG criteria and how to apply ESG criteria to their investment process. However, the term can generally be thought of as a set of environmental, social and governance standards, or criteria, by which to evaluate a company. When considering whether to make an ESG investment, it is important for investors to understand that it is possible that no single company will pass every one of an investor’s ESG criteria, and investors must decide which ESG criteria are most important to them and how the criteria are used by potential investment funds.
The Fund’s ESG Investment Process
In selecting investments for the Fund, the Adviser seeks to identify companies that have sustainable long-term business models for the benefit of all primary stakeholders while driving financial success and risk management. In determining whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes, the Adviser will consider a wide variety of factors, including the following:
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Environmental factors – impact on climate change, natural resources, and waste management
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Social factors – labor practices, supply chain management, workplace equality, diversity and inclusion, and supplier and vendor relationships
•
Governance factors – corporate governance practices, business ethics, board composition, executive compensation, management incentives
The Adviser will use various indicators, scores and other metrics, which may be internally developed by the Adviser or provided by a third-party vendor, to evaluate whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes. Different third-party vendors may be utilized by the Adviser at different times. Certain factors may be given more or less weight than others and lower rated indicators, scores and other metrics in a given area will not necessarily exclude a company as an eligible investment. The ESG factors considered by the Adviser and their relative weights may evolve over time and the determinations made by the Adviser may differ from those made by others, including other investment advisers. While the Adviser may determine how much weight to give to specific ESG factors, the Adviser will not have a specific area of focus or factor that it systematically emphasizes. However, the Fund will not invest in securities of a company that at the time of purchase is rated CCC by MSCI. In addition, the Fund will not invest in a company rated B by MSCI except where the Adviser believes that the company has a sustainable long-term business model and a demonstrated commitment to its ESG policies, practices or outcomes (or improving such policies, practices or outcomes) based on a consideration of the factors described above. The Fund is not required to dispose of any holding that MSCI downgrades to a rating of CCC or B after the Fund purchases it. However, under normal circumstances the Adviser will dispose of any investment that is downgraded by MSCI to CCC in a manner and time period that it believes is in the Fund’s best interest (including in light of the reason for the downgrade). In addition, the Adviser will re-evaluate whether it remains in the Fund’s best interest to retain an investment in an issuer that MSCI downgrades to B, including in light of the reason for the downgrade. As of July 22, 2022 MSCI rates approximately 11% of the companies in the Russell 2500
Index as B and approximately 1% of the companies in the Russell 2500 index as CCC. In addition, roughly 5% of companies in the index were unrated by MSCI as of that date.
MSCI ESG ratings aim to measure a company’s management of financially relevant ESG risks and opportunities. MSCI uses a rules-based methodology to identify industry leaders and laggards according to their exposure to ESG risks and how well they manage those risks relative to peers. As discussed in further detail below, MSCI’s ESG ratings range from leader (AAA, AA), average (A, BBB, BB) to laggard (B, CCC). MSCI’s ESG ratings model identifies the ESG risks that MSCI believes are most material to a given sub-industry or sector.
MSCI determines the ESG ratings by evaluating the company's risks and opportunities and using a Key Issues (e.g., carbon emissions) selection and weighting model. As shown in the table below, each company is scored on a scale of 0 to 10, with 10 being the most desirable, for each applicable Key Issue before being assigned an overall ESG rating based on average Key Issue score. ESG ratings are calculated in comparison to a company's sector peers, and companies in certain sectors may have lower average ESG ratings.
Letter Rating	Leader/Laggard	Score[1]
AAA	Leader	8.571 - 10.0
AA	Leader	7.143 - 8.571
A	Average	5.714 - 7.143
BBB	Average	4.286 - 5.714
BB	Average	2.857 - 4.286
B	Laggard	1.429 - 2.857
CCC	Laggard	0.0 - 1.429

1
Appearance of overlap in the score ranges is due to rounding imprecisions. The 0 to 10 scale is divided into seven equal parts, each corresponding to a letter rating.
Source: MSCI ESG Ratings Methodology, Executive Summary, June 2022.
Differences Between Investing in an ETF and a Mutual Fund
Shareholders of the Fund should be aware of certain differences between investing in an ETF, like the Fund, and a mutual fund.
Redeemability. Mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of each business day. Shares of the Fund, by contrast, cannot be purchased from or redeemed with the Fund except by or through Authorized Participants and then typically for an in-kind basket of securities. In contrast, investors who are not Authorized Participants purchase and sell shares generally for cash on a secondary market at the prevailing market price. In addition, the Fund issues and redeems shares on a continuous basis only in large blocks of shares, typically 10,000 shares, called Creation Units.
Exchange Listings. Unlike mutual funds, the Fund’s shares are listed on an exchange and traded in the secondary market in the same manner as other equity securities and ETFs. Investors can purchase and sell individual shares of the Fund only on the secondary market through a broker-dealer. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker-dealers
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direct their trades for execution. Certain information (including an updated Proxy Portfolio) available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient. Secondary market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, shares of the Fund.
In-Kind Redemptions. Unlike shares of many mutual funds that are only bought and sold at closing NAVs, the shares of the Fund are created and redeemed principally in kind in Creation Units at each day’s market close at the Fund’s NAV and tradable in a secondary market on an intraday basis at prevailing market prices. These in kind arrangements will potentially mitigate adverse effects on the Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that continuously affect the NAV of the Fund. These transactions may reduce transaction costs borne by the Fund. Moreover, relative to mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities that, in turn, may generate taxable gain, the Fund’s in-kind redemption mechanism is expected to reduce the need to sell portfolio securities to meet redemption requests, and therefore may lessen the taxable gain generated by such sales of portfolio securities. The Fund may nevertheless be required to sell certain securities from its Actual Portfolio, including to the extent the composition of the Actual Portfolio differs from that of the Proxy Portfolio, prior to effecting an in-kind redemption to ensure it distributes the proper securities to Authorized Participants. Any such sales may generate taxable gain or loss. The Fund cannot predict to what extent, if any, it will redeem its shares in kind rather than in cash; nor can the Fund predict the extent to which any such in kind redemption will reduce the taxable gain recognized in connection therewith. The Fund may still realize gains related to either cash redemptions or rebalancing transactions which may need to be distributed.
Glossary of Principal Risks
The main risks associated with investing in the Fund are summarized in the Fund’s “Summary Section” above. More detailed descriptions of the risks are provided below in alphabetical order for ease of reference. The Fund may be subject to additional risks that are not described in this prospectus but are included in the Statement of Additional Information.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced during periods of market volatility or market disruptions. The fact that the Fund is offering a novel and unique structure may result in a fewer number of entities willing to act as authorized participants, particularly during times of market volatility.
Conflicts of Interest Risk. An investment in the Fund will be subject to a number of actual or potential conflicts of interest. The following does not purport to be a comprehensive list or complete explanation of all potential conflicts of interest which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest may arise, which are not listed or discussed below.
The Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in Permissible Investments affiliated with the Adviser. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.
The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates. The Adviser and its affiliates have no obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results of the Fund therefore will differ from other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s other clients are proprietary or pay them higher fees or performance-based fees. Further, the activities in which the Adviser and its affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund could otherwise have to participate in certain investments.
Cybersecurity Risk. The Fund and its service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Fund’s ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Fund’s operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Fund or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. While the Fund’s service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Fund cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its
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shareholders. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in the Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in one particular sector, industry, or geographic region which would make the Fund more vulnerable to adverse developments affecting such sectors, industries, or geographic regions. Equity securities are generally more volatile than most debt securities. The prices of individual stocks generally do not all move in the same direction at the same time. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.
ESG Investment Selection Risk. Because the Fund considers whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes in addition to other considerations when selecting securities, its portfolio may perform differently than funds that do not consider those issues. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not screen for ESG attributes. Additionally, the criteria used to select companies for investment may result in the Fund investing in securities, industries or sectors that underperform the market as a whole. Selecting for sustainable long-term business models and ESG policies, practices or outcomes may prioritize long-term rather than short-term returns. Furthermore, when screening for these considerations, the portfolio management team may utilize information published by third-party sources and as a result there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause the Adviser to incorrectly assess a company’s business model or practices. In addition, there may be limited or no information available to the Adviser regarding the ESG policies, practices, outcomes or ratings of companies representing a substantial portion of the Fund’s investment universe. Any limits on the information or ratings available for an issuer may increase the risk that the Adviser will not be successful in its attempt to identify securities of companies with sustainable long-term business models and a demonstrated commitment to ESG policies, practices or outcomes.
ETF Risk. An investment in an ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund will indirectly bear its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value and investors may fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.
Growth Investing Risk. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may lack dividends that could help cushion prices in a declining market. Growth style investing may be out of favor with investors from time to time and growth stocks may underperform the securities of other companies or the stock market in general.
Health Crisis Risk. The global pandemic outbreak COVID-19 has resulted in substantial market volatility and global business disruption. The ongoing COVID-19 outbreak and future pandemics could affect the global economy and markets in ways that cannot be foreseen and may exacerbate other types of risks. The full impact of the COVID-19 pandemic and future pandemics cannot accurately be predicted and may negatively impact the value of the Fund's investments.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets.
Issuer Risk. Issuer risk is the possibility that factors specific to a company to which the Fund’s portfolio is exposed will affect the market prices of the company’s securities and therefore the value of the Fund. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. To the extent that the Fund invests in common stock, common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in and general creditors of, the company.
Large Shareholder Risk. From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or affiliated funds) may make relatively large redemptions or purchases of shares. These transactions may cause the Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in the Fund's current expenses being
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allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector.
Price declines may occur in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. In addition, domestic or global events, including the spread of an infectious illness, public health threats, war, terrorism, natural disasters or similar events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economies, which in turn could adversely affect the Fund's investments. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price.
Market Trading Risk. Although Fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for Fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell Fund shares. Trading of shares of the Fund on a national securities exchange may be halted if exchange officials deem such action appropriate, if the Fund is delisted, or if the activation of marketwide “circuit breakers” halts stock trading generally. If the Fund’s shares are delisted, the Fund may seek to list its shares on another market, become a fully-transparent ETF, merge with another ETF, or redeem its shares at NAV.
Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
New and Smaller Sized Fund Risk. Funds, like the Fund, that are relatively new or relatively small are subject to additional risks. A fund that is relatively new has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund that is relatively small may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. In addition, a fund that is relatively small may not be successful in implementing its investment strategies after the Fund’s assets grow beyond a certain size, which could adversely affect the Fund’s performance. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Premium/Discount Risk. Publication of the Proxy Portfolio is not the same level of transparency as the publication of the Actual Portfolio by a fully transparent ETF. Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that is intended to keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that the market price of the Fund’s shares will vary significantly from the NAV per share of the Fund. This means the price paid to buy shares on an exchange may not match the value of the Fund’s portfolio. The same is true when shares are sold.
Proxy Portfolio Risk. Unlike traditional ETFs that disclose their portfolio holdings on a daily basis, the Fund does not disclose its holdings daily, rather it discloses a Proxy Portfolio. The goal of the Proxy Portfolio, during all market conditions, is to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. The Proxy Portfolio is intended to provide Authorized Participants (which are members or participants of a clearing agency registered with the SEC, which have a written agreement with the Fund that allows them to place orders for the purchase and redemption of Creation Units) and other market participants with enough information to support an effective arbitrage mechanism that keeps the market price of the Fund at or close to the underlying NAV per share of the Fund. Thrivent Asset Mgt. has licensed from a third party the right to use a model that will determine the Proxy Portfolio. The Fund’s ability to operate as described herein depends on the quality of that model and the timely and accurate determination of the Proxy Portfolio each day. The Proxy Portfolio methodology is novel, has only been in use for a limited period of time, and is not yet proven as an effective arbitrage mechanism. There can be no assurance that the Proxy Portfolio will function as expected or that it will support an effective arbitrage mechanism, especially under difficult or stressed market conditions, and there can be no assurance that the intellectual property necessary to utilize the Proxy Portfolio will remain available to the Fund. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Proxy Portfolio performing in a manner substantially identical to the performance of the Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on a Proxy Portfolio. There is no guarantee that this arbitrage mechanism will operate as intended or with the intended effects. The Fund may not function as intended and the market price of its shares may be adversely affected if the licensor of the methodology used to determine the Proxy Portfolio fails to continue to make the intellectual property used to determine the Proxy Portfolio available for use by the Fund. Further, while the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF. There is also a possibility of additional expenses related to operating the Proxy Portfolio.
•
Each day the Fund calculates the Proxy Overlap and the Tracking Error. If the Tracking Error becomes large, there is a
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risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
•
The Board monitors its Tracking Error, bid/ask spread and premiums/discounts. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
•
Although the Fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio and any related disclosures have been designed to minimize the risk of predatory trading practices, but they may not be successful in doing so.
Regulatory Risk. Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations, and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Small Cap Risk. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The Fund may have difficulty selling holdings of these companies at a desired time and price. Smaller companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.
Such companies seldom pay significant dividends that could soften the impact of a falling market on returns. It may be a substantial period of time before the Fund could realize a gain, if any, on an investment in a small cap company.
Tax Risk. Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the returns generated from securities in the Fund.
Tracking Error Risk. Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.
Trading Halt Risk. If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Fund will promptly request that the listing exchange halt trading in the Fund’s shares which means that investors would not be able to trade their shares. Trading halts may have a greater impact on the Fund compared to other ETFs due to the Fund’s semi-transparent structure. If the trading of a security held in the Fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the Fund, the Adviser will promptly disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
Value Investing Risk. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor. Value style investing may be out of favor with investors from time to time and value stocks may underperform the securities of other companies or the stock market in general.
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Management of the Fund

Investment Adviser
The Fund is managed by Thrivent Asset Mgt., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211. Thrivent Asset Mgt. had approximately $24.6 billion in assets under management as of June 30, 2022. Thrivent Asset Mgt. is an indirect wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”). Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and had approximately $137.7 billion in assets under management as of June 30, 2022. Thrivent Asset Mgt. provides investment research and supervision of the assets for the Fund.
Management Fees
The Fund pays an annual management fee to the Adviser of 0.65% of the Fund’s average daily net assets. A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement will be included in the fund’s first annual or semiannual report to shareholders.
Portfolio Management
The Statement of Additional Information for the Fund provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.
Other Service Providers
Administrator. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s administrator and performs certain accounting and administrative services for the Fund.
Distributor. ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor will deliver a prospectus to Authorized Participants purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. The Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Fund or its shareholders.
Custodian. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Custodian for the Fund.
Transfer Agent. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as shareholder servicing and transfer agent for the Fund.
Primary Listing Exchange. The shares of the Fund are expected to be listed for trading on the NYSE Arca, a national securities exchange.
Research Vendor. The NYSE Group, Inc., 11 Wall Street, New York, New York 10005, is a wholly-owned subsidiary of NYSE Holdings LLC, which is itself an indirect subsidiary of Intercontinental Exchange, Inc. NYSE Group is the parent company of, among others, entities that are registered national securities exchanges. The NYSE Proxy Portfolio Methodology, the New York Stock Exchange’s proprietary methodology for operating an actively managed, periodically disclosed ETF, is owned by the NYSE Group, Inc. and licensed for use to Thrivent Asset Mgt. The license agreement related to the Fund does not and will not mandate that the ETFs’ shares be listed on an NYSE Group exchange.
Personal Securities Investments
Under the terms of the Order, the Fund and each person acting on behalf of the Fund will be required to comply with Regulation Fair Disclosure as if it applied to them (except that the exemptions provided in Rule 100(b)(2)(iii) therein shall not apply). Personnel of Thrivent Asset Mgt. may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Fund are permitted by Thrivent Asset Mgt., subject to compliance with applicable provisions under the applicable codes of ethics.
Trademarks and Disclaimers
Trademarks
London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group companies. Russell 2500® is a trademark(s) of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.
The S&P MidCap 400® ESG Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by the Fund. Copyright © 2022 S&P Dow Jones Indices LLC, a subsidiary of McGraw Hill Financial Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones indices LLC's indices please visit spdji.com. S&P® is a registered trademark of Standard & Poor's Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones
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Indices LLC, Dow Jones Trademark Holdings, LLC their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.
Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. The NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund’s investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. The NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
AMSSM is a service mark of NYSE Group, Inc. or its affiliates (“NYSE”) and has been licensed for use by the Adviser (“Licensee”) in connection with the management of the Fund. Neither Licensee nor the Fund is sponsored, endorsed, sold or promoted by NYSE. NYSE makes no representations or warranties regarding Licensee or the Fund or the ability of the AMSSM to track the intra-day performance of any fund.
NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO AMSSM OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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Shareholder Information

Buying and Selling Shares
Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the “Creations and Redemptions” section of this prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. An Authorized Participant is either a “participating party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation) or a Depository Trust Company (“DTC”) participant, in either case, who has executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Most investors will buy and sell shares of the Fund in secondary market transactions through broker-dealers. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price of the Fund’s shares). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Fund shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. The Fund has the potential for wider spreads given its non-transparent structure, especially during periods of market stress or volatility. Shares of the Fund trade on an exchange at prices that may differ to varying degrees from the daily NAV of the shares.
The Fund’s primary listing exchange is the NYSE Arca. The NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
A “Business Day” with respect to the Fund is each day the Fund is open and includes any day that the Fund is required to be open under Section 22(e) of the Investment Company Act. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. Please see the Statement of Additional Information for more information.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, is the registered owner of all outstanding shares of the Fund and is recognized as the owner of all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.
Share Trading Prices
The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for shares of the Fund and shares of underlying securities held by the Fund, economic conditions and other factors. It is possible that the Fund will trade with a larger premium/discount because of its non-transparent structure, and this risk may increase during times of market stress or volatility. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.
Calculating Net Asset Value
The Fund determines its NAV once daily at the close of regular trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern time. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or certain other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading. The Fund generally does not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas
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Day. The price at which an Authorized Participant purchases shares of the Fund is based on the next calculation of the NAV after the Fund receives a purchase request in good order.
The Fund determines its NAV by dividing the total Fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Fund generally values its securities at current market value using readily available market prices. If market prices are not available or if the Adviser determines that they do not accurately reflect fair value for a security, the Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board. For any portion of the Fund’s assets that are invested in mutual funds, the NAV is calculated based upon the NAV of the mutual funds in which the Fund invests, and the prospectuses for those mutual funds explain the circumstances under which they will use fair value pricing and the effects of such a valuation.
Rule 12b-1 Fees
The Board has approved, and the Fund has adopted, a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (Service Providers). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund.
Policy Regarding Short-Term or Excessive Trading
The Fund does not impose any restrictions on the frequency of purchases and redemptions of Fund shares. When considering that a policy regarding short-term or excessive trading was not necessary for the Fund, the Board considered the structure of the Fund as an ETF and that Fund shares are purchased and redeemed directly with the Fund only in Creation Units by Authorized Participants who are authorized to purchase and redeem shares directly with the Fund. Because purchase and redemption transactions with Authorized Participants are an essential part of the ETF process and help keep ETF trading prices in line with NAV, the Fund accommodates frequent purchases and redemptions by Authorized Participants. Frequent purchases and redemptions for cash may increase portfolio transaction costs and may lead to realization of capital gains. Frequent in-kind creations and redemptions do not give rise to these concerns. The Fund reserves the right to reject or limit any purchase order at any time.
The Fund reserves the right to impose restrictions on disruptive or abusive trading. Such trading is defined by the Fund as purchases and sales of Fund shares in amounts and frequency determined by the Fund to be significant and in a pattern of activity that can potentially be detrimental to the Fund and its shareholders. Such adverse effects can include diluting the value of the shareholders’ holdings, increasing Fund transaction costs, disrupting portfolio management strategy, incurring unwanted taxable gains or forcing the Fund to hold excess levels of cash. The Fund may reject purchase or redemption orders in such instances. The Fund also imposes a transaction fee on Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Units. The Board may determine that policies and procedures regarding the frequency of purchases and redemptions of fund shares are necessary in the future.
Investments by Registered Investment Companies
Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including, potentially, that such investment companies enter into an agreement with the Fund.
Payment to Broker-Dealers and Other Financial Intermediaries
Shareholder Services
The Adviser may make arrangements for the Fund to make payments, directly or through the Adviser or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain shareholder services, including, potentially, sub-transfer agency and related administrative services to shareholders holding Fund shares in nominee or street name. Those services may include, without limitation: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semiannual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Fund may pay a fee for these services, directly or through the Adviser or its affiliates, to financial intermediaries selected by the Adviser and/or its affiliates. The actual services provided, and the fees paid for such services, may vary from firm to firm.
The payments described above may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Adviser and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing fees described herein. The Adviser relies primarily on
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contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Adviser does not audit such financial intermediaries, they may make periodic information requests to verify certain information about the services provided.
Other Payments
Thrivent Asset Mgt. has entered into an agreement with the Fund’s principal underwriter, ALPS Distributors, Inc., pursuant to which Thrivent Asset Mgt. pays (from its own resources, not the resources of the Fund) an annual base fee of $15,000 plus an asset based fee of 1/10 basis point (0.001%) of the Fund’s annual net assets for services relating to the promotion, offering, marketing or distribution of the Fund and/or retention of assets maintained in the Fund.
In addition, Thrivent Asset Mgt. and ALPS Distributors, Inc. may make payments, out of their own resources, to financial intermediaries that sell shares of the Fund in order to promote the distribution and retention of Fund shares. Such payments may be made for a variety of purposes or services, including, without limitation, marketing and/or fund promotion activities and presentations, educational training programs, events or conferences (including sponsorships of such events by the Adviser), data analytics and support, printing and mailing costs, and the development of technology platforms and reporting systems. In addition, the Adviser may make payments to certain intermediaries that promote or make shares of the Fund available to their clients, or make payments to intermediaries for activities that the Adviser believes facilitate investment in the Fund. This compensation, often referred to as revenue sharing, would be in addition to any compensation paid by the Fund through the 12b-1 Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services. Payments made to intermediaries are expected to vary year to year and are expected to be different for different Intermediaries and third parties.
To the extent such payments are made, these payments create an incentive for the financial intermediary or its financial representatives to recommend or offer shares of the Fund to you. The Adviser could make payments based on any number of metrics, including payments in fixed amounts, amounts based upon an intermediary’s services at defined levels, amounts based on the intermediary’s net sales of the Fund or one or more Thrivent funds in a year or other period, or calculated in basis points based on average net assets attributed to the intermediary, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments to an intermediary may be significant and may create conflicts of interest for the intermediary.
Revenue sharing arrangements are separately negotiated between the Adviser and/or its affiliates, and the recipients of these payments. Revenue sharing payments are not made by the Fund and are not reflected as additional expenses in the fee table in the Fund’s prospectus.
For additional information regarding any agreements in place as of the date of this prospectus to make such payments, please see the section entitled “Underwriting and Distribution Services – Other Payments“ in the Statement of Additional Information.
Redeeming Fund Shares
Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form. These prices may differ from the market price of the Fund’s shares. Only an Authorized Participant may create or redeem Creation Units directly with the Fund. In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
When the Fund engages in in kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (“Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. The Fund imposes a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Information about the procedures regarding redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees are included in the Fund’s Statement of Additional Information.
Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
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Distributions and Taxes

Dividends
Dividends of the Fund, if any, are generally declared and paid at least annually. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Fund.
Capital Gains
Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31.
Taxes
The Fund intends to make distributions that may be taxed as ordinary income or capital gains. In general, any net investment income and short-term capital gain distributions you receive from the Fund is taxable as ordinary income. To the extent the Fund receives and distributes qualified dividend income, you may be eligible for a tax rate lower than that on other ordinary income distributions. Distributions of other net capital gains by the Fund are generally taxable as capital gains—in most cases, at different rates from those that apply to ordinary income. In addition, there is a possibility that some of the distributions of the Fund may be classified as return of capital.
The tax you pay on a given capital gains distribution generally depends on how long the Fund has held the Fund securities it sold. It does not depend on how long you have owned your Fund shares or whether you reinvest your distributions or take them in cash.
A sale, redemption or exchange of Fund shares is a taxable event. This includes redemptions where you are paid in securities. Your sales, redemptions and exchanges of Fund shares, including those paid in securities or other instruments, usually will result in a taxable capital gain or loss to you, equal to the difference between the amount you receive for your shares (or are deemed to have received in the case of exchanges) and your adjusted tax basis in the shares, which is generally the amount you paid (or are deemed to have paid in the case of exchanges) for them. Any such capital gain or loss generally will be long-term capital gain or loss if you have held your Fund shares for more than one year at the time of sale or exchange. In certain circumstances, capital losses may be converted from short-term to long-term; in other circumstances, capital losses may be disallowed under the “wash sale” rules.
Back-up Withholding
By law, the Fund must withhold 24% of your distributions and proceeds as a prepayment of federal income tax if you have not provided complete, correct taxpayer information.
Authorized Participants Purchasing and Redeeming in Creation Units
An Authorized Participant that exchanges equity securities for one or more Creation Units will generally recognize a gain or a loss on the exchange. The gain or loss will be equal to the difference between (i) the market value of the Creation Unit(s) at the time and, (ii) the exchanger’s aggregate basis in the securities surrendered plus (or minus) any cash component paid (or received). A person who redeems one or more Creation Units for equity securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Unit(s) and, (ii) the aggregate market value of the securities received plus (or minus) any cash component received (or paid). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Unit(s) cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisors with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon a redemption of one or more Creation Units is generally treated as long-term capital gain or loss if the Creation Unit(s) have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those described herein.
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Other Information

Premium/Discount Information
Information regarding how often the shares of the Fund traded on the NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the most recently completed calendar year, and the most recently completed calendar quarters since that year, as applicable, can be found at thriventETFs.com.
Proxy Portfolio and Proxy Overlap
Information regarding the contents of the Proxy Portfolio, and the percentage weight overlap between the holdings of the Proxy Portfolio and the Fund’s Actual Portfolio holdings that formed the basis for its calculation of NAV at the end of the prior Business Day (the Portfolio Overlap), can be found at thriventETFs.com.
Continuous Offering
You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealers who are not “underwriters” but are participating in a distribution of shares are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that the prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this prospectus.
Conflicts of Interest
It is also possible that, from time to time, the Adviser and its affiliates (including their directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification. The Adviser and its Affiliates reserve the right, subject to compliance with applicable law, to sell or redeem at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by the Adviser or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s liquidity, investment flexibility and portfolio diversification. The Adviser seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares. For more information about conflicts of interest, see the “Investment Adviser and Portfolio Managers–Investment Adviser–Conflicts of Interest” section in the Statement of Additional Information.
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Financial Highlights

The Fund is newly organized and therefore has not yet had any operations as of the date of this prospectus.
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Investment Adviser
 Thrivent Asset Management, LLC
 901 Marquette Avenue, Suite 2500
 Minneapolis, Minnesota 55402-3211
Distributor
 ALPS Distributors, Inc.
 1290 Broadway, Suite 1000
 Denver, Colorado 80203
Legal Counsel
 Ropes & Gray LLP
 Prudential Tower, 800 Boylston Street
 Boston, Massachusetts 02199-3600
Transfer Agent, Administrator & Custodian
 State Street Bank and Trust Company
 One Lincoln Street
 Boston, Massachusetts 02111
Independent Registered Public Accounting Firm
 PricewaterhouseCoopers LLP
 45 South Seventh Street, Suite 3400
 Minneapolis, Minnesota 55402
The Statement of Additional Information (“SAI”), which is incorporated by reference into this prospectus, contains additional information about the Fund. Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders. You may request a free copy of the SAI and the annual and semiannual reports, or make additional requests or inquiries, by calling 800-847-4836. The SAI and the annual and semiannual reports are also available, free of charge, at thriventETFs.com/prospectus. You may also get information about the Fund on the EDGAR database on the SEC’s internet site at SEC.gov, or you may request copies of this information, after paying a duplicating fee, by sending an email to publicinfo@sec.gov.
1940 Act File No. 811-23759
ALPS Distributors, Inc. is the distributor for Thrivent ETF Trust. Thrivent Distributors, LLC, a subsidiary of Thrivent, is a marketing agent. ALPS
Distributors, Inc. is not affiliated with Thrivent, the marketing name for Thrivent Financial for Lutherans, or any of its subsidiaries.
32097PR N10-22

Thrivent ETF Trust
Statement of Additional Information
Dated October 3, 2022
Fund	Ticker	Principal U.S. Listing Exchange
Thrivent Small-Mid Cap ESG ETF	TSME	NYSE Arca, Inc.
The Fund is a series of Thrivent ETF Trust (the “Trust”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated October 3, 2022, as from time to time revised or supplemented (“Prospectus”).
The Fund is newly formed and does not have any operating history. The Fund’s audited financial statements for its initial semiannual and annual periods, as they become available, will contain important information about the Fund.
For a free copy of the Prospectus, this SAI, or an annual or semiannual report for the Fund, as they become available, or to request other information or ask questions about the Fund, call 800-847-4836. In addition, you may visit thriventETFs.com/prospectus.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or the Fund and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the investment manager or other parties who provide services to the Fund.

Table of Contents

General Information About the Trust
The Trust was organized as a Massachusetts Business Trust on September 2, 2021 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is authorized to issue shares of beneficial interest, par value $0.00000001 per share, divisible into an indefinite number of different series and classes and operates as a “series company” as provided by Rule 18f-2 under the 1940 Act. The Trust currently consists of one series (the “Fund”). The Fund is diversified within the meaning of the 1940 Act.
The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. The Board of Trustees (the “Board”) may amend the Declaration of Trust upon notice to shareholders. The Trust may issue an unlimited number of shares in one or more series as the Board may authorize.
Shares are freely transferable, and holders thereof are entitled to receive dividends declared by the Trustees, and receive the assets of the Fund in the event of liquidation. The Trust generally holds shareholder meetings only when required by law.
Under Massachusetts law, shareholders of a business trust may be held personally liable, under certain circumstances, for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts performed on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Fund intends to include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.
The Declaration of Trust provides that state and federal courts sitting within the Commonwealth of Massachusetts shall be the sole and exclusive forums for any shareholder to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code, or any federal or state securities law, in each case as amended from time to time, or the Declaration of Trust or the Trust’s Bylaws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine. This exclusive jurisdiction provision may make it more expensive for a shareholder to bring a suit and may limit a shareholder’s ability to litigate a claim in the jurisdiction and in a manner that may be more favorable to the shareholder. A court may choose not to enforce this provision of the Declaration of Trust.
The Declaration of Trust also provides that no shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim and that any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders. The provision does not apply to claims arising under the federal securities laws.
Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.
Proxy Portfolio
Unlike a traditional ETF, the Fund does not disclose its portfolio holdings daily. Rather, the Fund discloses a portfolio transparency substitute – the “Proxy Portfolio” – and certain related information about the relative performance of the Proxy Portfolio and the Fund’s actual portfolio holdings (“Actual Portfolio”), which are designed to facilitate an effective arbitrage mechanism for the Fund’s shares while protecting the identity of the Fund’s full portfolio holdings. The purpose of the proxy portfolio methodology, as described below (the “Proxy Portfolio Methodology”) is to protect the Fund and its shareholders from practices such as “front running,” whereby market participants predict the Fund’s trading strategy and trade ahead of the Fund’s trades, and “free riding,” whereby market participants copy the Fund’s investment strategy. Although the Fund does not publish its full portfolio holdings daily, the Proxy Portfolio Methodology is designed to allow Authorized Participants (which are members or participants of a clearing agency registered with the SEC and that have a written agreement with the Fund that allows them to place orders for the purchase and redemption of large blocks of shares, typically 10,000 shares, called creation units (“Creation Units”) and other market participants to assess the intraday value and associated risk characteristics of the Fund’s Actual Portfolio.
An important feature of the Proxy Portfolio Methodology is the daily disclosure of a basket of cash and securities – the Proxy Portfolio – that is designed to closely track the daily performance of the Fund’s Actual Portfolio. In addition to the Proxy Portfolio, the Fund will disclose daily the percentage weight overlap between the holdings of the Proxy Portfolio and the Actual Portfolio that formed the basis for the Fund’s calculation of NAV at the end of the prior Business Day (as defined below in the section entitled “Purchase, Redemption and Pricing of Shares”) (the “Proxy Overlap”). Daily disclosure of the Proxy Portfolio, the Proxy Overlap and the other related proxy portfolio information (collectively, the “Proxy Portfolio Disclosures”) is designed to ensure that investors can purchase and sell Fund shares in the secondary market at prices that are at or close to the underlying NAV per share of the Fund by enabling Authorized Participants and other market participants to accurately assess the profitability of arbitrage trades in shares of the Fund.
The goal of the Proxy Portfolio Methodology is to permit the Fund’s Proxy Portfolio, during all market conditions, to track closely the daily performance of the Fund’s Actual Portfolio and to minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.
Construction of a Proxy Portfolio that replicates the daily performance of the Actual Portfolio is achieved by performing a factor model analysis of the Fund’s Actual Portfolio. The factor model is comprised of three sets of factors or analytical metrics: market-based factors, fundamental factors, and industry/sector factors. The Fund will have a universe of securities (the “Model Universe”) that will be used to generate the Fund’s Proxy Portfolio. The Model Universe will be comprised of securities that the Fund can purchase and will be a financial index or stated portfolio of securities from which Fund investments will be selected. The results of the factor model analysis of the Fund’s Actual Portfolio are then applied to the Fund’s model universe of securities, resulting in the generation of a Proxy Portfolio, which consists of a small subset of the securities in the Model Universe. The Proxy Portfolio is designed to perform in a manner substantially identical to the performance of the Actual Portfolio. The Proxy Portfolio will only include securities and investments in which the Fund may invest. However, while the Proxy Portfolio will likely hold some or many of the same securities as the Actual Portfolio, the Proxy Portfolio and the Actual Portfolio may not include identical securities. The Proxy Portfolio will be reconstituted daily.
The composition of the Proxy Portfolio will be published on the Fund’s website each Business Day and will include the following information for each holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Fund’s website will publish on a daily basis, per share for the Fund, the prior Business Day’s NAV and the official closing price of the share on the Fund’s primary listing exchange (the “Closing Price”) or the midpoint of the highest bid and the lowest offer (the “Bid/Ask Price”) based upon the current national best bid and national best offer as disseminated by the Consolidated Quotation System or UTP Plan Securities Information Processor (the “NBBO”) as of the time of calculation of the Fund’s NAV, and a calculation of the premium/discount of the Closing Price or Bid/Ask Price against such NAV. The Fund’s website will also publish a variety of other information metrics regarding the relative behavior of the Proxy Portfolio and the Actual Portfolio, including the Proxy Overlap. The website will also include information regarding standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio at the end of the trading day) and publish such information before the opening of Fund share trading each Business Day (such information, the “Tracking Error”) and, once the Fund has completed a fiscal year, the median bid/ask spread (expressed as a percentage rounded to the nearest hundredth) will be computed by identifying the Fund’s NBBO as of the end of each ten second interval during each trading day of the last thirty calendar days, dividing the difference between each such bid and offer by the midpoint of the NBBO and identifying the median of these values. Additionally, the Fund is required to disclose on its website a table showing the number of days the Fund’s shares traded at a premium or discount and a line graph showing the Fund’s share premiums or discounts during the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund).
The Proxy Portfolio Disclosures are designed to enable Authorized Participants and other market participants to use the component securities and their weightings of the Proxy Portfolio to calculate intraday values that approximate the value of the securities in the Actual Portfolio. From this they may assess whether the Fund’s market price per share is higher or lower than its net asset value (NAV). This is intended to facilitate an arbitrage mechanism that keeps the market price of the Fund’s shares at or close to the NAV. Moreover, the Proxy Portfolio Disclosures generated by the Proxy Portfolio Methodology are intended to facilitate effective hedging activities by market participants, so that share market price bid/ask spreads will be narrow.
Lack of Readily Available Market Quotations. A security held in the Actual Portfolio but not in the Proxy Portfolio might not have readily available market quotations, which could be the situation when, for example, the Fund’s primary listing exchange institutes an extended trading halt in a portfolio security, leading to a potential increase in the difference between the value of the Actual Portfolio and Proxy Portfolio. If the trading of a security held in the Fund’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser promptly will disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. The disclosure of this information is intended to allow sufficient market information so that market participants can continue to engage in share arbitrage and hedging transactions effectively. If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Adviser would promptly request that the Fund’s primary listing exchange halt trading in the Fund’s shares.
The Adviser believes that in situations where a security in the Proxy Portfolio does not have a readily available market quotation, the effectiveness of the Proxy Portfolio as an arbitrage vehicle is unlikely to be materially affected given the large number of securities expected to be included in the Proxy Portfolio. If, however, the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Adviser will promptly take any remedial steps it believes necessary and appropriate.
Confidentiality of Holdings. Because the Fund will not publicly disclose its Actual Portfolio holdings daily, the selective disclosure of material nonpublic information, including information other than portfolio information, would be more likely to provide an unfair advantage to the recipient than in other ETFs. Accordingly, the Fund and each person acting on behalf of the Fund will be required to comply with Regulation Fair Disclosure as if it applied to them (except that the exemptions provided in Rule 100(b)(2)(iii) therein shall not apply). In addition, the Actual Portfolio will be considered material, non-public information under the codes of ethics of the Fund, Adviser and Distributor and the agreements related to the Fund’s other service providers with, or any other party given, access to the Actual Portfolio, including the custodian, administrator and fund accountant, will include appropriate confidentiality provisions and be generally prohibited from trading based upon this information.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder Information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of the Fund are expected to be listed for trading on the NYSE Arca pursuant to relief under Rule 19b-4 of the 1934 Act. The shares trade on the NYSE Arca at prices that may differ to some degree from NAV. The price difference may be greater for the Fund than for traditional ETFs that disclose their full portfolio holdings on a daily basis. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met.
The NYSE Arca may consider the suspension of trading and will commence delisting proceedings under any of the following circumstances: (i) if any of the continued listing requirements are not continuously maintained, (ii) if following the initial twelve-month period after commencement of trading on the NYSE Arca, there are fewer than 50 beneficial holders of the shares, (iii) if the NYSE Arca is notified that the Fund is not in compliance with the conditions of any currently applicable exemptive order or no-action relief granted by the SEC, (iv) if any statements or representations regarding the description of the portfolio, limitations on portfolio holdings or the applicability of NYSE Arca listing rules is not continuously maintained, or (v) if such other event shall occur or condition exists that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. In addition, the NYSE Arca will remove the shares of the Fund from listing and trading upon termination of the Fund.
If the trading of a security held in the Fund’s Actual Portfolio is halted or otherwise does not have readily available market quotations and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle or otherwise determines it is in the best interest of the Fund, the Advisor promptly will disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio. If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Advisor will promptly request that the NYSE Arca halt trading in the Fund’s shares.
As in the case of other publicly-traded securities, when you buy or sell shares through a broker-dealer or other financial intermediary, you will be responsible for any fees or commissions charged by that broker-dealer or other financial intermediary.
The Fund reserves the right to conduct stock splits or reverse stock splits, which would impact the price of the Fund’s shares but have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
The base and trading currency of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the NYSE Arca.

Investment Policies and Restrictions
The Fund is a semi-transparent, actively managed ETF that utilizes the NYSE Proxy Portfolio Methodology licensed from the NYSE Group. The Fund operates in reliance on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (the “Order”), which incorporates by reference the conditions and restrictions of a previous order issued to Natixis ETF Trust II, to permit the operation of semi-transparent active ETFs (the “Natixis Order”) and limits the types of investments the Fund may hold to those listed in the application for the Natixis Order. Under the terms of the Order, the Fund may invest only in exchange-traded funds, exchange-traded notes, exchange-traded common stocks (excluding “penny stocks”), common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund’s shares, exchange-traded preferred stocks, exchange-traded American depositary receipts (ADRs), exchange-traded real estate investment trusts, exchange-traded commodity pools, exchange-traded metals trusts, exchange-traded currency trusts and exchange-traded futures that trade contemporaneously with Fund shares, as well as cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements) (together, the “Permissible Investments”). For purposes of the foregoing sentence, “exchange-traded” refers to a national securities exchange as defined in Section 2(a)(26) of the 1940 Act, except that exchange-traded futures will be traded on a U.S. futures exchange where the reference asset is an asset the Fund could invest in directly, or in the case of an index future, based on an index of a type of asset the Fund could invest in directly. The Fund will not borrow for investment purposes or hold short positions. The Fund also will not purchase any securities that are illiquid investments, as determined under its Liquidity Risk Management Program, at the time of purchase.
In addition to those practices stated in the Prospectus, the Fund may purchase the securities or engage in the transactions described below. Each of these investment practices are non-principal investment strategies except as otherwise noted.
Lending Securities
Consistent with applicable regulatory requirements, the Fund may from time to time lend the securities it holds to broker-dealers and other financial institutions, provided that such loans are made pursuant to written agreements and are initially secured by collateral in the form of cash or domestic securities in an amount equal to at least 102% of the market value or foreign securities in an amount equal to at least 105% of the market value. In electing to engage in securities lending for the Fund, the Adviser will take into account the investment objective and principal strategies of the Fund. For the period during which the securities are on loan, the lending Fund will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities.
The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.
The Fund may not lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.
Central Clearing and Trade Execution Regulations
The Commodity Exchange Act (the “CEA”) and related regulations enacted by the CFTC may require the Fund to clear certain derivative contracts (including swaps) through a clearinghouse or central counterparty (a “CCP”). At the present time, only certain interest rate swaps and credit default index swaps are subject to mandatory clearing. To clear a derivative with the CCP, the Fund submits the derivative to, and post margin with a futures commission merchant (“FCM”) that is a clearinghouse member. If the Fund must centrally clear a derivative transaction, the CFTC’s regulations may also require that the Fund enter into (or “execute”) that derivative over a market facility known as a swap execution facility (or “SEF”). The Fund may enter into the swap or other derivative with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the transaction to be transferred to the FCM for clearing. It may also enter into the trade with the FCM itself. The CCP, the FCM, SEF and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from a SEF or an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC will require additional types of derivatives to be traded on a SEF. The regulatory requirement to clear certain contracts or execute the contracts over a SEF could, either temporarily or permanently, reduce the liquidity of the derivatives or increase the costs of entering into those derivatives.
Exclusion from Regulation as a Commodity Pool Operator
Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the CFTC and the National Futures Association, neither the Adviser nor the Fund is deemed to be a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which, through the CFTC, regulates investments in futures, options on futures and swaps. Accordingly, neither the Trust nor the Adviser is subject to registration or regulation as such under the CEA. Under CFTC Rule 4.5 as currently in effect, the Fund will limit its trading activity in futures, option on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:
•
Aggregate initial margin and premiums required to establish its futures, options on futures and swap positions do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or
•
Aggregate net notional value of its futures, options on futures and swap positions does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.
Initial Public Offerings (“IPOs”)
The Fund may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including the Fund) can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.

Real Estate Investment Trusts (“REITs”)
REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.
REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.
Investing in REITs would subject the Fund to risks associated with the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.
The Fund is also subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.
Derivatives
Derivatives are financial instruments whose value derives from another security, an index, an interest rate or a currency. The Fund may invest in exchange-traded futures and may, but is not required to, use a number of exchange-traded derivative instruments for risk management purposes or to seek to enhance investment returns. Exchange-traded futures are U.S. listed futures contracts where the future contract’s reference asset is an asset that the Fund could invest in directly, or in the case of an index future, is based on an index of a type of asset that the Fund could invest in directly. All future contracts that the Fund may invest in will be traded on a U.S. futures exchange.
While hedging can guard against potential risks, using derivatives adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. For example, the price or value of the underlying instrument, asset, index, currency or rate may move in a different direction than expected or such movements may be of a magnitude greater or less than expected.
Another risk with derivatives is that some types can amplify a gain or loss, thereby creating investment exposure greater than the initial investment. For example, futures contracts can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in such transactions may be highly leveraged, and the Fund could potentially earn or lose substantially more money than the actual cost (if any) incurred when the derivative is entered into by the Fund. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset, index or rate.
With some derivatives, whether used for hedging, replication or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. In addition, suitable derivative investments for hedging, replication or speculative purposes may not be available.
Derivatives can be difficult to value and illiquid, which means the Fund may not be able to close out a derivatives transaction in a cost-efficient manner. Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for the Fund to close out a position when desired.
Other Investment Companies
The Fund may invest in government money market funds and other exchange-traded funds, which represent interests in professionally managed portfolios that may, in the case of exchange-traded funds, invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses which would result in the Fund paying its proportionate share. Certain other investment companies may utilize financial leverage. The Fund will not invest in other investment companies for the purpose of gaining control of the investment company. The extent to which a Fund can invest in other investment companies is limited by federal securities laws.
Exchange Traded Funds
ETFs, such as the Fund, are investment companies that typically are registered under the 1940 Act as open-end funds (as is the Fund’s case) or unit investment trusts (UITs). ETFs are actively traded on national securities exchanges and may be based on specific domestic and foreign market indices. Shares of an ETF may be bought and sold throughout the day at market prices, which may be higher or lower than the shares’ net asset value. Market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to various factors including changes in the ETF’s net asset value, the value of ETF holdings, and supply of and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to their net asset value, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) their net asset value. An ETF’s investment results are based on the ETF’s daily net asset value. Investors transacting in ETF shares in the secondary market, where market prices may differ from net asset value, may experience investment results that differ from results based on the ETF’s daily net asset value. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.
Defensive Investing
In response to market, economic, political or other conditions, the Fund may invest without limitation in Permissible Investments that are inconsistent with the Fund’s principal investment strategies. If the Fund does this, different factors could affect the Fund’s performance and it may not achieve its investment objective.

General Market Risks
U.S. and global markets have experienced significant volatility in recent years. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.
The recent spread of an infectious respiratory illness caused by COVID-19 has resulted in volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and the jobs market. The ongoing effects of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. These and other developments may adversely affect the liquidity of the Fund’s holdings.
Cybersecurity Risk
The Fund and its service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Fund’s ability to calculate its NAV, corrupting data or preventing parties from sharing information necessary for the Fund’s operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Fund or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. While the Fund’s service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Fund cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in the Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.
LIBOR and Other Reference Rates
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”), and other similar types of reference rates (“Reference Rates”). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.
In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, market participants have begun transitioning away from LIBOR, but certain obstacles remain with regard to converting certain securities and transactions to a new benchmark or benchmarks. On March 5, 2021, the Financial Conduct Authority officially announced the cessation and nonrepresentation dates on various LIBOR benchmarks. Certain widely used US dollar denominated LIBOR rate settings will continue to be published in representative forms until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or its investments are not known. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR, which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the value of the Fund’s investments, performance or financial condition, and might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The transition process could also lead to a reduction in the value of some LIBOR-based investments. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. The effect of the discontinuation of LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.
Disclosure of Portfolio Holdings
The Proxy Portfolio. Unlike traditional ETFs that publish both the identities and quantities of their portfolio holdings (“Actual Portfolio”) daily, the Fund does not publish the identities of its portfolio holdings daily. Instead, the Fund will post a proxy portfolio (“Proxy Portfolio”). The Fund uses the Proxy Portfolio as a portfolio transparency substitute for its Actual Portfolio. The Fund’s Proxy Portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the NSCC, a clearing agency that is registered with the SEC. The names and quantities of the instruments included in the basket composition file may not be the same as the Fund’s Proxy Portfolio. Each Business Day, the Fund’s Proxy Portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including market makers and Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market or evaluating such potential transactions. In addition, each Business Day, before the open of trading on the national securities exchange on which shares of the Fund are listed, the Fund will publish on its website the composition of any Creation Unit exchanged with an Authorized Participant on the previous Business Day that differed from such Business Day's Proxy Portfolio other than with respect to the use or substitution of cash.
The Proxy Portfolio published on the Fund’s website each Business Day will include the following information for each portfolio holding in the Proxy Portfolio: (1) ticker symbol; (2) CUSIP or other identifier; (3) description of holding; (4) quantity of each security or other asset held; and (5) percentage weight of the holding in the Proxy Portfolio. The Fund’s website will note that the Proxy Overlap is calculated based on the Proxy Portfolio and portfolio holdings as of the prior Business Day. The Proxy Overlap will be calculated by taking the lesser weight of each asset held in common between the Actual Portfolio and the Proxy Portfolio and adding the totals. The goal of the Proxy Portfolio is to allow for efficient trading of shares through an effective portfolio transparency substitute.
Proxy Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning Proxy Portfolio holdings other than Proxy Portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one Business Day following the date of the information. The Fund, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Fund, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception. Certain employees of the Adviser are responsible for interacting with Authorized Participants, market makers and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this Statement of Additional Information. As part of these discussions, these employees may discuss with an Authorized Participant, market maker or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund may be willing provide on a redemption.
The Actual Portfolio. The Fund maintains policies and procedures relating to disclosure of portfolio securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Fund or useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis. Under no circumstances may the Fund, Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.
The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports. The Fund’s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders. In addition, the Fund publicly discloses its complete portfolio holdings as of its first and third fiscal quarter-ends on Form N-PORT. The Fund may also disclose portfolio holdings information in response to requests by governmental authorities.
The Fund generally will seek to disclose a full list of portfolio holdings online at thriventETFs.com on a monthly basis, 60 or more days after the month-end, and the Fund’s top ten holdings monthly 30 or more days after the month-end. For each portfolio security, the posted information includes the name and the market value of the Fund’s holdings in the security. Additional information, including aggregated or descriptive information about portfolio holdings, may also be disclosed at any time, as long as the Fund’s Chief Compliance Officer or Chief Legal Officer determines that the release of this information will not disadvantage the Fund. Nonexclusive examples of this information include the number of shares or par value held; allocation among individual securities, asset classes, regions, countries, industries or sectors; performance attribution information based on industry, sector or geographic exposure; portfolio statistical information, such as price-to‐earnings ratio; and portfolio risk characteristics (i.e. standard deviation or Sharpe ratio). The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.
The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, as follows: (i) to its employees and affiliates that provide services to the Fund, (ii) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Fund (such service providers may include the Fund’s custodian, auditor, proxy voting service provider, pricing service vendors, liquidity vendors, securities lending agent, subadviser, publisher, printer and mailing agent), (iii) to certain other parties, such as third-party consultants and ratings and ranking organizations, and (iv) to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund.
Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or Chief Legal Officer must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the release of this information, including the frequency and time lag, will not disadvantage the Fund, that the disclosure is in the best interests of the Fund’s shareholders, and that the recipient agrees or has a duty (i) to keep the information confidential and (ii) not to trade directly or indirectly based on the information. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements.
In accordance with these policies and procedures, the Fund has ongoing arrangements with the following service providers to provide the Fund’s portfolio holdings information:
Service Provider	Service	Frequency
ALPS Distributors, Inc.	Distributor	Ad Hoc
Bloomberg	Trading System	Daily
DTCC	Trade Matching Platform	Daily
Donnelley Financial Solutions, Inc.	Regulatory Printer	Quarterly
Donnelley Financial Solutions, Inc.	Website Content	Monthly
Ernst and Young	PFIC analysis	Quarterly
FactSet Research Systems Inc.	Systems Vendor	Daily
Fidelity National Information Services, Inc.	Personal Trading System Vendor	Daily
Goldman Sachs Bank USA	Securities Lending Agent	Daily
Institutional Shareholder Services	Proxy Voting & Class Action Services Vendor	Daily
ITG Inc.	Systems Vendor	Daily
Lipper	Data Vendor	Sixty day lag
Morningstar, Inc.	Data Vendor	Monthly; sixty day lag
NYSE Axioma	Proxy Portfolio Model Provider	Daily

Service Provider	Service	Frequency
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	Annually
SS&C	Distributor, Advertising Literature Review	Ad Hoc
SS&C	Marketing Collateral System	Monthly; five day lag;
State Street Bank and Trust Company	Bank Loan Servicing	Daily
State Street Bank and Trust Company	Custodian, Transfer Agent	Daily
VMLY&R	Website Consultant	Daily
As part of the annual review of the compliance policies and procedures of the Fund, the Chief Compliance Officer will discuss the operation and effectiveness of this Policy and any changes to the Policy that have been made or recommended with the Board.
Investment Limitations
The fundamental investment restrictions for the Fund are set forth below. These fundamental investment restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions, the Fund:
1.
May not borrow money, except that the Fund may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Fund’s total assets immediately after the time of such borrowing.
2.
May not issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.
3.
Will not (except as noted below), with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
4.
May not buy or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.
5.
May not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).
6.
May not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.
7.
Will not underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that the Fund may make pursuant to its fundamental investment restriction on lending.
8.
Will not purchase a security if, after giving effect to the purchase, 25% or more of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities (as such term is defined in the 1940 Act).
The following non-fundamental investment restrictions may be changed without shareholder approval. Under these restrictions:
1.
The Fund currently does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
2.
The fundamental investment restriction with respect to diversification (number 3 above) will be applied so securities issued by U.S. government agencies, instrumentalities, or authorities will be eligible for the exception only if those securities qualify as a “Government security” under the 1940 Act.
3.
The exception for exemptive orders in the fundamental investment restriction with respect to senior securities (number 2 above) will be applied only for exemptive orders issued to the Fund.
Notwithstanding the investment restrictions listed above, the Fund’s investments and operations will be limited by the terms and conditions of the Order, when applicable and as in effect from time to time. For example, the Order currently prohibits the Fund from borrowing for investment purposes, holding short positions, and investing in real estate and commodities directly. The Order also currently prohibits the Fund from purchasing any investments that are illiquid at the time of purchase, as determined in accordance with the Fund’s liquidity risk management program. These restrictions are non-fundamental and may be changed without a shareholder vote to the extent permitted by the Order.
With respect to the fundamental investment restriction above about industry concentration, the Adviser will define industries according to any one or more widely recognized third-party providers and/or as defined by the Adviser. Third-party industry lists may include the Bloomberg Classification System and the Standard and Poor’s Global Industry Classification Standard (GICS) (industry level). The Adviser will also have broad authority to make exceptions from third-party industry lists and determine for each Fund how to classify issuers within or among industries based on such issuer’s characteristics and subject to applicable law.
Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
The Fund intends to comply with the applicable requirements of Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). As of August 19, 2022, funds that are subject to the full extent of the Derivatives Rule will be required to limit their use of derivatives based on the fund’s value-at-risk (“VaR”). VaR is a measure of estimated potential losses on an instrument or portfolio, expressed as a percentage of the value of the portfolio’s assets (or net assets when computing a fund’s VaR), over a specified time horizon and at a given confidence level. A fund must limit its derivatives usage to 200% of the VaR of a designated reference portfolio, which may be an index that meets certain requirements or the fund’s own securities portfolio. Alternatively, if this test is impractical based on the fund’s portfolio, the fund may comply with the “absolute VaR test” which limits the fund’s VaR to 20% of its net assets. Rule 18f-4 also requires (i) the appointment of a derivatives risk manager by the fund’s board to oversee the program, (ii) monitoring and stress testing requirements, and (iii) reporting and escalation procedures if thresholds are breached. A fund that limits derivatives exposure to 10% of net assets is exempt from many of the requirements of Rule 18f-4.

Management of the Fund
Board of Trustees and Executive Officers
The Board is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Trustee oversees the Fund and also serves as:
•
Trustee of Thrivent Mutual Funds, a registered investment company consisting of 25 funds.
•
Director of Thrivent Series Fund, Inc., a registered investment company consisting of 32 funds that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and separate accounts of insurance companies not affiliated with Thrivent Financial.
•
Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one fund that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.
•
Trustee of Thrivent Core Funds, a registered investment company consisting of six funds that are established solely for investment by Thrivent entities.
David S. Royal and Michael W. Kremenak also serve as Trustees of Thrivent Church Loan and Income Fund, a closed-end registered investment company for which the Adviser serves as investment adviser. None of the other Trustees serves on the board of the Thrivent Church Loan and Income Fund.
The Trust, Thrivent Mutual Funds, Thrivent Series Fund, Inc., Thrivent Cash Management Trust, and Thrivent Core Funds are collectively referred to as the “Thrivent Funds,” and together with Thrivent Church Loan and Income Fund the “Fund Complex.”
Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged Thrivent Asset Mgt. to manage the Fund on a day-to-day basis. The Board is responsible for overseeing Thrivent Asset Mgt. and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Massachusetts law, other applicable laws and the Trust’s charter documents. The Board is currently composed of ten members, including eight Independent Trustees and two Interested Trustees. An “Independent Trustee” is not an “interested person” (as defined in the 1940 Act) of the Trust, while an “Interested Trustee” is. The Board conducts regular meetings four times a year. In addition, the Board holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel and an industry consultant to assist them in performance of their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chair. The Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established five standing committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board believes that the Board’s current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of the Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Trust and the Fund are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Thrivent Asset Mgt. and service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. Each of Thrivent Asset Mgt. and service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board’s general oversight of the Trust and the Fund and is addressed as part of various Board and committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a committee, interacts with and reviews reports from, among others, Thrivent Asset Mgt. the Chief Compliance Officer of the Trust, the independent registered public accounting firm for the Trust, and internal auditors for Thrivent Asset Mgt., as appropriate, regarding risks faced by the Trust and its Fund, and Thrivent Asset Mgt.’s risk management functions.
In addition to the Board’s general responsibilities of protecting shareholder interest, the Board also has additional oversight responsibilities under the Order. Given the structure of the Fund, the Adviser will monitor on an on-going basis how shares trade, including the level of any premium/discount to NAV and the bid/ask spreads on market transactions. For at least the first three years after the launch of the Fund, the Advisor will promptly call a meeting of the Board (and will present to the Board for its consideration, recommendations for appropriate remedial measures) and the Board will promptly meet (1) if the Tracking Error exceeds 1%; (2) if, for 30 or more days in any quarter or 15 days in a row (a) the absolute difference between either the closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 2%; or (b) the bid/ask spread exceeds 2%; or (3) as otherwise deemed necessary or appropriate by the Adviser. In such a circumstance, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate to, among other things, narrow the Tracking Error, premium/discount, or bid/ask spread, as applicable. The Board will then decide whether to take any such action. Potential actions may include, but are not limited to: (a) changing lead market makers; (b) listing the Fund on a different exchange; (c) changing the size of Creation Units; (d) changing the Fund’s investment objective or strategy; (e) publicly disclosing additional information regarding the Proxy Portfolio and/or Actual Portfolio; and (f) revising the algorithms and model universe used as part of the NYSE Proxy Portfolio Methodology. Should the Adviser conclude that the premium/discount between the market price and NAV of the shares remains persistently high, it could recommend to the Board that it liquidate the Fund or authorize the Adviser to pursue the potential conversion of the fund to a fully-transparent, active ETF or a mutual fund. The Board will also regularly review the Fund’s historical premiums/discounts and bid-ask spreads following the three-year period after the Fund’s launch, under the same standards as applied during the first three years of the Fund’s life, and determine if any corrective measures may be appropriate. For at least the first three years after launch of each Fund, the Board will also undertake these considerations on an annual basis regardless of whether the Fund’s preset thresholds have been crossed.
The Audit Committee of the Board, which is composed of all Independent Trustees, oversees management of financial risks and controls. The Audit Committee serves as the channel of communication between the independent auditors of the Trust and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. A representative of business risk management, which functions as the Adviser’s internal audit group, meets with the Audit Committee and provides reports to the Audit Committee on an as-needed basis (but at least annually). Although the Audit Committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through Audit Committee reports.
The Ethics and Compliance Committee of the Board, which is composed of all Independent Trustees, monitors ethical and compliance risks and oversees the legal and regulatory compliance matters of the Fund. The Ethics and

Compliance Committee meets with and receives reports from the Trust’s Chief Compliance Officer, the Trust’s Privacy Officer, the Trust’s Anti-Money Laundering Officer and Thrivent Asset Mgt. personnel on matters relating to the compliance program, the anti-money laundering program, privacy, identity theft prevention, cybersecurity, business continuity planning and other areas. Although the Ethics and Compliance Committee is responsible for overseeing ethical and compliance risks, the entire Board is regularly informed of these risks through Ethics and Compliance Committee reports.
The Investment Committee of the Board, which is composed of all Independent Trustees, is designed to review investment strategies and risks in conjunction with its review of the Fund’s performance. Although the Investment Committee is responsible for oversight of investment risks, the entire Board is regularly informed of these risks through Investment Committee reports.
The Contracts Committee of the Board, which is composed of all of the Independent Trustees, assists the Board in fulfilling its duties with respect to the review and approval of contracts between the Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of each Fund.
The Governance and Nominating Committee of the Board, which is composed of all of the Independent Trustees, assists the Board in fulfilling its duties with respect to the governance of the Trust, including the review and evaluation of the composition and operation of the Board and its committees, the annual self-assessment of the Board and its committees and periodic review and recommendations regarding compensation of the Independent Trustees. The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.
The Board, either directly or through its committees, oversees the Fund’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Fund implemented a liquidity risk management program (the “Liquidity Program”) pursuant to the provisions of Rule 22e-4, as they relate to the Fund. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”) who is responsible for administering the Liquidity Program. The Board or one of its committees reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board and the Ethics and Compliance Committee regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s annual review of the Trust’s advisory and other service provider agreements, the Board considers risk management aspects of these entities’ operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Neither the Trust’s charter documents nor the charter of the Governance and Nominating Committee set forth any specific qualifications to serve as a Trustee. However, the Governance and Nominating Committee has adopted qualification guidelines that the Governance and Nominating Committee may take into account in considering Trustee candidates and a process for evaluating potential candidates. The qualifications that the Governance and Nominating Committee may consider include, but are not limited to, a candidate’s connections to the Christian community, experience on other boards, occupation, business experience, education, knowledge regarding investment matters, diversity of experience, personal integrity and reputation and willingness to devote time to attend and prepare for Board and committee meetings. No one factor is controlling, either with respect to the group or any individual.

The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other Trustees, that each Trustee is qualified to serve on the Board. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each of the other Trustees, the Adviser, counsel, the Trust’s independent registered public accounting firm and other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service or academic positions and through experience from service as a board member of the Trust and other funds in the Fund Complex, another fund complex, public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively has been enhanced by his or her educational background, professional training, and/or other experiences. The following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust. Additional details regarding the background of each Trustee are included in the table below this section.
Janice B. Case. Ms. Case has served as a Trustee on the Board of the Thrivent Funds since 2011 and as Chair of the Governance and Nominating Committee since 2012. She has over 40 years of experience in the electric utilities industry, including ten years as an executive officer of a Florida-based electric utility and holding company. Since leaving full-time corporate employment, Ms. Case gained mutual fund industry experience as a former director on the board of another fund complex. While a director on that board, she served on board committees, including as chair of the compensation and proxy voting committees, and as a member of the governance/nominating, contract review and audit committees. Ms. Case has also served as a director on several public corporate and non-profit boards.
Robert J. Chersi. Mr. Chersi has served as a Trustee on the Board of the Thrivent Funds and as Chair of the Audit Committee since 2017. He also has been determined by the Board to be an Audit Committee financial expert. Mr. Chersi has over 30 years of experience in the financial services industry and is the founder of Chersi Services LLC, a financial consulting firm. He is currently the Lead Independent Director and Audit Committee Chair at BrightSphere Investment Group plc. Mr. Chersi is also the Executive Director of the Center for Global Governance, Reporting and Regulation of the Lubin School of Business at Pace University and the Helpful Executive in Reach in the Department of Accounting and Information Systems at Rutgers University. He served as a Director of E*TRADE Bank and E*TRADE Financial Corporation from 2019 to 2020.
Arleas Upton Kea. Ms. Kea has served as a Trustee on the Board of Thrivent Funds since 2022. She retired after more than 35 years of government experience at the Federal Deposit Insurance Corporation (FDIC) where she served in various roles, including as the Deputy to the Chairman for External Affairs; Chief Operating Officer and Deputy to the Chairman; Director, Administration; Ombudsman; and in the Legal Division, including as Acting Deputy General Counsel. As a member of FDIC’s leadership team, she served on the operating committee and the compensation committee and led initiatives in strategic planning, risk management, crisis management, business continuity planning, public policy, external affairs, human resources, and diversity, equity and inclusion. She has gained experience as a director on the board of several non-profit organizations.
Michael W. Kremenak. Mr. Kremenak has served as a Trustee on the Board of the Thrivent Funds since 2021. He has served as Senior Vice President of the Thrivent Funds and Thrivent Church Loan and Income Fund since 2020 and is currently Head of Thrivent Mutual Funds. Mr. Kremenak joined Thrivent Financial in 2013 and served as Secretary and Chief Legal Officer of the Thrivent Funds from 2015 through 2020. Before joining Thrivent Financial, Mr. Kremenak worked in the legal department of a large asset management firm. Mr. Kremenak also served on the board of directors of a non-profit organization from 2014 to 2020, including on its investment committee.
Paul R. Laubscher. Mr. Laubscher has served as a Trustee on the Board of the Thrivent Funds since 2009, as Chair of the Board since 2019 and as Chair of the Investment Committee since 2022. He also previously served as Chair of the Investment Committee from 2010 through 2018. He is a holder of the Chartered Financial Analyst designation and has over 25 years of experience as a portfolio manager. Mr. Laubscher was formerly a senior investment manager of the retirement fund of a large public technology company.
Robert J. Manilla. Mr. Manilla has served as a Trustee on the Board of Thrivent Funds since 2022. He has over 30 years of experience in the financial services industry, including fifteen years as Vice President and Chief Investment Officer of the Kresge Foundation, a private, national foundation that works to expand opportunities in America's cities through grantmaking and social investing in arts and culture, education, environment, health, human services and community development in Detroit. Mr. Manilla spent 20 years in the auto industry where he held management roles in product development, sales and marketing, manufacturing, international operations, capital markets and asset management. He has experience as a member on the board of several private, public, and non-profit organizations.
James A. Nussle. Mr. Nussle has served as a Trustee on the Board of the Thrivent Funds since 2011 and as Chair of the Ethics and Compliance Committee since 2022. He has more than 20 years of public service experience, including serving as a Representative from Iowa in the House of Representatives from 1991 through 2007 and as Director of the U.S. Office of Management and Budget. Mr. Nussle is the President and Chief Executive Officer of the Credit Union National Association, a national trade association for America’s credit unions. Mr. Nussle has gained experience as a director on the advisory board of a private equity firm and on the board of several non-profit organizations.
David S. Royal. Mr. Royal has served as a Trustee on the Board of the Thrivent Funds since 2015. He is currently the President and Chief Investment Officer of the Thrivent Funds, and he has served as Executive Vice President, Chief Investment Officer of Thrivent Financial since 2017. Prior to his current position, Mr. Royal was Deputy General Counsel for Thrivent Financial and the Secretary and Chief Legal Officer of the Thrivent Funds. He has served as President of Thrivent Church Loan and Income Fund since 2018. Before joining Thrivent Financial, Mr. Royal was a partner at an international law firm based in Chicago. He also serves on the board of directors of a non-profit organization.
James W. Runcie. Mr. Runcie has served as a Trustee on the Board of Thrivent Funds since 2022. He is the Chief Executive Officer of the Partnership of Education Advancement, a not-for-profit organization that provides institutional capacity building support to mission-focused colleges and universities. Mr. Runcie previously served at the US Department of Education as Chief Operating Officer of Federal Student Aid. Prior to his government service, Mr. Runcie was an investment banking executive at several firms including UBS Investment Bank, Bank of America, and Donaldson, Lufkin and Jenrette. Mr. Runcie currently serves on several for-profit and not-for-profit organizations.
Constance L. Souders. Ms. Souders has served as a Trustee on the Board of the Thrivent Funds since 2007 and as Chair of the Contracts Committee since 2010. She also served as the Audit Committee financial expert from 2010 through 2016. Ms. Souders has over 20 years of experience in the mutual fund industry, including eight years as the former Treasurer of a mutual fund complex and registered investment adviser and the Financial and Operations General Securities Principal of a mutual fund broker-dealer.
The following table provides additional information about the Trustees and officers of the Trust.

Interested Trustees (1)
Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During Past 5 Years	Other Directorships Held Currently and within Past Five Years
David S. Royal (1971)	Trustee, President, and Chief Investment Officer since 2022	66	Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017; President, Mutual Funds since 2015; Vice President, Thrivent Financial from 2015 to 2017	Advisory Board Member of Twin Bridge Capital Partners
Michael W. Kremenak (1978)	Trustee and Senior Vice President since 2022	66	Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020; Vice President, Thrivent Financial from 2015 to 2020	None
Independent Trustees (4)
Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Janice B. Case (1952)	Trustee since 2022	65	Retired	Independent Trustee of North American Electric Reliability Corporation from 2008 to 2020
Robert J. Chersi (1961)	Trustee since 2022	65	Founder of Chersi Services LLC (consulting firm) since 2014
Director and member
of the Audit and Risk
Oversight
Committees of
E*TRADE Financial
Corporation and
Director of E*TRADE
Bank from 2019 to
2020; Lead
Independent Director
since 2019 and
Director and Audit
Committee Chair at
BrightSphere
Investment Group
plc since 2016

Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
Arleas Upton Kea (1957)	Trustee since 2022	65	Deputy to the Chairman for External Affairs, FDIC since 2021; Chief Operating Officer and Deputy to the Chairman, FDIC from 2018 to 2021; Director, Administration, FDIC from 1999 to 2018
Board of Directors,
Combined Federal
Campaign of the
National Capital Area
since 2021; Board of
Directors, University
of Texas Alumni
Association since
2021; Board of
Directors, University
of Texas Law School
Foundation since
2021

Paul R. Laubscher (1956)	Trustee since 2022	65	Portfolio Manager for U.S. private real estate and equity and global public equity portfolios, hedge funds and currency of IBM Retirement Funds from 1997 to 2022	None
Robert J. Manilla (1962)	Trustee since 2022	65	Vice President and Chief Investment Officer, The Kresge Foundation since 2007
Board Member of
Bedrock
Manufacturing
Company since
2014; Board Member
of Sustainable
Insight Capital
Management LLC
since 2013; Board
Member of Venture
Michigan Fund from
2016 to 2020; Board
Member of
McGowan Charitable
fund from 2012 to
2019

James A. Nussle (1960)	Trustee since 2022	65
President and Chief Executive
Officer of Credit Union National
Association since
September 2014; Director of
Portfolio Recovery Associates
(PRAA) since 2010; CEO of The
Nussle Group LLC (consulting
firm) since 2009
				None

Name, Address and Year of Birth (2)	Position with Trust and Length of Service (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held Currently and within Past Five Years
James W. Runcie (1963)	Trustee since 2022	65	Co-Founder and CEO of Partnership for Education Advancement since 2017	Director and Audit Committee Chair of Class Acceleration Corporation since 2021; Board Member of ECMC Group since 2021; Board Member of Student Freedom Initiative, Inc. since 2020
Constance L. Souders (1950)	Trustee since 2022	65	Retired	None
Officers
Name, Address and Year of Birth (2)	Position with the Fund and Length of Service (3)	Principal Occupation During Past 5 Years
David S. Royal (1971)	Trustee, President and Chief Investment Officer since 2022	Executive Vice President, Chief Investment Officer, Thrivent Financial since 2017; President, Mutual Funds since 2015; Vice President, Thrivent Financial from 2015 to 2017
Michael W. Kremenak (1978)	Trustee and Senior Vice President since 2022	Senior Vice President and Head of Mutual Funds, Thrivent Financial since 2020; Vice President, Thrivent Financial from 2015 to 2020
Sarah L. Bergstrom (1977)	Treasurer and Principal Accounting Officer since 2022
Vice President, Chief Accounting Officer/Treasurer - Mutual Funds,
Thrivent Financial since 2022; Head of Mutual Fund Accounting,
Thrivent Financial from 2017 to 2022; Director, Fund Accounting
Administration, Thrivent Financial from 2007 to 2017

Edward S. Dryden (1965)	Chief Compliance Officer since 2022	Vice President, Chief Compliance Officer – Thrivent Funds, Thrivent Financial since 2018; Director, Chief Compliance Officer – Thrivent Funds, Thrivent Financial from 2010 to 2018
John D. Jackson (1977)	Secretary and Chief Legal Officer since 2022	Senior Counsel, Thrivent Financial since 2017; Associate General Counsel, RBC Global Asset Management (US) Inc. from 2011 to 2017
Kathleen M. Koelling (5) (1977)	Privacy Officer since 2022
Vice President, Deputy General Counsel, Thrivent Financial since
2018; Privacy Officer, Thrivent Financial since 2011; Anti-Money
Laundering Officer, Thrivent Financial from 2011 to 2019; Vice
President, Managing Counsel, Thrivent Financial from 2016 to 2018.

Sharon K. Minta(5) (1973)	Anti-Money Laundering Officer since 2022
Director, Compliance and Anti-Money Laundering Officer of the
Financial Crimes Unit, Thrivent Financial since 2019; Compliance
Manager of the Financial Crimes Unit, Thrivent Financial from 2014 to
2019

Name, Address and Year of Birth (2)	Position with the Fund and Length of Service (3)	Principal Occupation During Past 5 Years
Troy A. Beaver (1967)	Vice President since 2022	Vice President, Mutual Funds Marketing & Distribution, Thrivent Financial since 2015
Monica L. Kleve (1969)	Vice President since 2022	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial from 2002 to 2019
Andrew R. Kellogg (6) (1972)	Vice President since 2022	Director of Strategic Partnerships, Thrivent Financial from 2021 to 2022; Director, Client Relations, SS&C/DST Systems, Inc. from 2016 to 2021
Jill M. Forte (1974)	Assistant Secretary since 2022	Senior Counsel, Thrivent Financial since 2017; Counsel, Thrivent Financial from 2015 to 2017
Richard L. Ramczyk (5) (1976)	Assistant Treasurer since 2022	Director, Fund Accounting and Valuation, Thrivent Financial since 2022; Manager, Mutual Fund Accounting Operations, Thrivent Financial from 2011 to 2022

(1)
“Interested person” of the Trust as defined in the 1940 Act by virtue of a position with Thrivent Financial. Mr. Royal and Mr. Kremenak are considered interested persons because of their principal occupations with Thrivent Financial.
(2)
Unless otherwise noted, the address for each Trustee and Officer is 901 Marquette Avenue, Suite 2500, Minneapolis, MN 55402-3211.
(3)
Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the Board until their successors are duly appointed and qualified.
(4)
The Trustees, other than Mr. Royal and Mr. Kremenak, are not “interested persons” of the Trust and are referred to as “Independent Trustees.”
(5)
The address for this officer is 4321 North Ballard Road, Appleton, WI 54913.
(6)
The address for this officer is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Committees of the Board of Trustees
Committee	Members (1)	Function
Audit	Janice B. Case Robert J. Chersi Arleas Upton Kea Paul R. Laubscher Robert J. Manilla James A. Nussle James W, Runcie Constance L. Souders
The 1940 Act requires that the Trust’s independent auditors be selected by a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee is responsible for recommending the engagement or retention of the Trust’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.

Committee	Members (1)	Function
Contracts	Janice B. Case Robert J. Chersi Arleas Upton Kea Paul R. Laubscher Robert J. Manilla James A. Nussle James W, Runcie Constance L. Souders
The function of the Contracts Committee is to assist the Board in fulfilling its duties with respect to the review and approval of contracts between the
Trust and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board deems necessary or appropriate for the continuation of operations of the Fund.

Ethics and Compliance	Janice B. Case Robert J. Chersi Arleas Upton Kea Paul R. Laubscher Robert J. Manilla James A. Nussle James W, Runcie Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Fund.
Governance and Nominating	Janice B. Case Robert J. Chersi Arleas Upton Kea Paul R. Laubscher Robert J. Manilla James A. Nussle James W, Runcie Constance L. Souders
The Governance and Nominating Committee assists the Board in fulfilling its duties with respect to the governance of the Trust, including recommendations regarding evaluation of the Board, compensation of the
Trustees and composition of the committees and the Board’s membership.
The Governance and Nominating Committee makes recommendations regarding nominations for Trustees and will consider nominees suggested by shareholders sent to the attention of the President of the Trust.

Investment	Janice B. Case Robert J. Chersi Arleas Upton Kea Paul R. Laubscher Robert J. Manilla James A. Nussle James W, Runcie Constance L. Souders
The Investment Committee assists the Board in its oversight of the investment performance of the Fund; the Fund’s consistency with their investment objectives and styles; management’s selection of benchmarks, peer groups and other performance measures for the Fund; and the range of investment options offered to investors in the Fund. In addition, the
Committee assists the Board in its review of investment-related aspects of management’s proposals such as new funds or fund reorganizations.

(1)
All of the Independent Trustees serve as members of each Committee.
Beneficial Interest in the Fund by Trustees
The following tables provide information, as of December 31, 2021, regarding the dollar range of beneficial ownership by each Trustee in the Fund. The dollar range shown in the third column reflects the aggregate amount of each Trustee’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Trustee. For Independent Trustees only, the second and third columns include each Trustee’s deferred compensation, which is effectively invested in the Thrivent Mutual Funds. For more information on the deferred compensation plan, see “Compensation of Trustees and Officers” below.

Interested Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
David S. Royal	None	Over $100,000
Michael W. Kremenak	None	Over $100,000
Independent Trustees
Name of Trustee	Dollar Range of Beneficial Ownership in the Fund	Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Janice B. Case	None	Over $100,000
Robert J. Chersi	None	Over $100,000
Arleas Upton Kea	None	None
Paul R. Laubscher	None	Over $100,000
Robert J. Manilla	None	None
James A. Nussle	None	Over $100,000
James W. Runcie	None	None
Constance L. Souders	None	Over $100,000
Compensation of Trustees and Officers
The Trust makes no payments to any of its officers for services performed for the Trust. The Independent Trustees are paid an annual base compensation of $230,000 to serve on the Boards of the Thrivent Funds. Each Trustee also receives $10,000 for each in-person meeting attended. The Board Chair is compensated an additional $120,000 per year; the Chair of the Audit Committee, who also serves as the Audit Committee Financial Expert, is compensated an additional $20,000 per year; the Chair of the Contracts Committee, the Chair of the Investment Committee, the Chair of the Governance and Nominating Committee and the Chair of the Ethics and Compliance Committee are each compensated an additional $30,000 per year. Independent Trustees are reimbursed by the Trust for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Trustees of the Trust. The Trustees receive no pension or retirement benefits in connection with their service to the Trust.
The following table provides the amounts of compensation paid to the Trustees either directly or in the form of payments made into a deferred compensation plan for one year ended July 31, 2022:

Name of Trustee(1)	Aggregate Compensation from Trust for One Year Ending July 31, 2022	Total Compensation Paid by Trust and Fund Complex for One Year Ending July 31, 2022
Janice B. Case	None	$277,500
Robert J. Chersi	None	$297,500
Arleas Upton Kea	None	$182,500
Paul R. Laubscher	None	$362,500
Robert J. Manilla	None	$102,500
James A. Nussle	None	$272,500
James W. Runcie	None	$182,500
Constance L. Souders	None	$277,500

(1)
The Trust has adopted a deferred compensation plan for the benefit of the Independent Trustees of the Trust who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Trust. Compensation deferred is effectively invested in the Thrivent Mutual Funds, the allocation of which is determined by the individual Trustee. The Trustees participating in the deferred compensation plan do not actually own shares of the Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of the Thrivent Mutual Funds. However, a Trustee’s return on compensation deferred is economically equivalent to an investment in the applicable Thrivent Mutual Funds. For compensation paid during the one year ended July 31, 2022, the total amount of deferred compensation payable was $25,000 to Ms. Kea, $66,060 to Mr. Manilla, and $66,060 to Mr. Runcie.

Significant Shareholders
Control Persons and Principal Holders
A principal shareholder is any person who owns of record or is known by the Trust to own beneficially 5% or more of any class of the Fund’s outstanding shares. A control person is any person who beneficially owns, either directly or through controlled companies, 25% or more of the Fund’s outstanding shares. A shareholder who beneficially owns more than 25% of the Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of the Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. As of the date of this SAI, Thrivent Financial is the sole shareholder of the Fund.
Management Ownership
As of the date of this SAI, the officers and Trustees as a group beneficially owned less than 1% of each class of shares of the Fund.
Material Transactions with Independent Trustees
No Independent Trustee of the Trust or any immediate family member of an Independent Trustee has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or the principal underwriter for the Fund, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter for the Fund, exceeding $120,000. In addition, no Independent Trustee of the Trust or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Trust; an officer of the Trust; an investment company or an officer of any investment company having the same investment adviser or principal underwriter as the Fund as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser or principal underwriter of the Fund; the Fund’s investment adviser or principal underwriter; an officer of the Fund’s investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Fund (an “Associated Person”). No Independent Trustee of the Trust or a member of the immediate family of an Independent Trustee has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

Investment Adviser and Portfolio Managers
Investment Adviser
The Fund’s investment adviser, Thrivent Asset Mgt., was organized as a Delaware limited liability company on September 23, 2005. Thrivent Asset Mgt. is a subsidiary of Thrivent Financial Holdings, Inc., which is a wholly owned subsidiary of Thrivent Financial. Thrivent Financial Holdings, Inc. owns 100% of Thrivent Asset Mgt.’s membership interests.
Thrivent Asset Mgt., 901 Marquette Avenue, Suite 2500, Minneapolis, Minnesota 55402-3211, is the investment adviser for the Fund. The officers and directors of Thrivent Asset Mgt. who are affiliated with the Trust are set forth below under “Affiliated Persons.”
Investment decisions for the Fund are made by Thrivent Asset Mgt., subject to the overall direction of the Board of Trustees. Thrivent Asset Mgt. also provides investment research and supervision of the Fund’s investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.
Thrivent Asset Mgt. Portfolio Managers
Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers
The following table provides information relating to other accounts managed by Thrivent Asset Mgt. portfolio managers as of June 30, 2022, unless otherwise noted.
	Other Registered Investment Companies (1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Matthew D. Finn	4	$2,859,786,239	1	$18,992,060
Charles R. Miller	0	$0	0	$0

(1)
The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc., Thrivent Mutual Funds and Thrivent Core Funds.
Compensation
Each portfolio manager of Thrivent Asset Mgt. is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment that is attributable to the relative performance of each fund or account managed by the portfolio manager measured for one-, three-, and five-year periods against the median performance of other funds in the same peer group, as classified by Lipper, Inc., or an index constructed with comparable criteria.
In addition, some portfolio managers are also eligible to participate in one or more of the following:
Long-Term Incentive Plan. Thrivent Financial’s long-term incentive plan provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals during the previous three-year period.
Deferred Compensation Plan. Thrivent Financial’s deferred compensation plan allows for the deferral of salary and bonus into certain affiliated and unaffiliated mutual funds up to an annual dollar limit.

Key Employee Restoration Plan. Thrivent Financial’s key employee restoration plan allows for the company to make a contribution to the plan on behalf of each participant.
Conflicts of Interest
The Adviser and its respective affiliates will be subject to certain conflicts of interest with respect to the services provided to the Fund. These conflicts will arise primarily, but not exclusively, from the involvement of the Adviser and the portfolio managers in other activities that from time to time conflict with the activities of the Fund. Portfolio managers at Thrivent Asset Mgt. typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts).
Managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple accounts. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Asset Mgt. seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Asset Mgt. has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
Additional information about potential conflicts of interest is set forth in the Form ADV of the Adviser. A copy of Part 1 and Part 2A of the Adviser’s Form ADV is available on the SEC’s website (adviserinfo.sec.gov).
Ownership in the Fund
The following table provides information as of the date of this SAI on the dollar range of beneficial ownership by each portfolio manager for the Fund.
Portfolio Manager	Fund Ownership
Matthew D. Finn	None
Charles R. Miller	None
Affiliated Persons
The following officers of the Trust are affiliated with Thrivent Asset Mgt., the Fund’s investment adviser, in the capacities listed:
Affiliated Person	Position with Trust	Position with Thrivent Asset Mgt.
David S. Royal	Trustee, President and Chief Investment Officer	Elected Manager and President
Michael W. Kremenak	Trustee and Senior Vice President	Elected Manager
Sarah L. Bergstrom	Treasurer and Principal Accounting Officer	Assistant Treasurer
Edward S. Dryden	Chief Compliance Officer	Chief Compliance Officer
John D. Jackson	Secretary and Chief Legal Officer	Assistant Secretary
Kathleen M. Koelling	Privacy Officer	Privacy Officer
Sharon K. Minta	Anti-Money Laundering Officer	Anti-Money Laundering Officer
Troy A. Beaver	Vice President	Vice President
Monica L. Kleve	Vice President	Vice President and Chief Operating Officer

The Advisory Agreement
The advisory agreement provides that Thrivent Asset Mgt. will provide overall investment supervision of the assets of the Fund. Thrivent Asset Mgt. furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the Adviser’s duties under the advisory agreement. The Adviser also pays all compensation of Trustees, officers and employees of the Trust who are the Adviser’s affiliated persons. All ordinary operating expenses of the Fund are paid by the Adviser under the advisory agreement, unless expressly assumed by the Fund. Such costs and expenses paid by the Fund under the advisory agreement include: (a) advisory fees; (b) expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act; (c) interest expense or other costs of the Fund’s borrowing(s) or financing activities; (d) taxes and governmental fees; (e) acquired fund fees and expenses; (f) broker’s commissions and any other transaction- or investment-related expenses incurred by the Fund; (g) costs related to meetings of shareholders; (h) litigation expenses, (i) indemnification expenses, (j) fees or expenses payable or other costs incurred in connection with securities lending, (k) expenses which are capitalized in accordance with generally accepted accounting principles, (l) extraordinary expenses, and (m) such other expenses as approved by a majority of the Board of Trustees.
After an initial two-year term, the advisory agreement will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory agreement terminates automatically upon assignment. The advisory agreement is terminable at any time without penalty by the Board of Trustees on 60 days written notice to the Adviser or by the vote of a majority of the outstanding shares of the Fund. The Adviser may terminate the agreement on 60 days written notice to the Trust.
Advisory Fees
For the Adviser’s services to the Fund, the Fund has agreed to pay an annual management fee equal to 0.65% of its average daily net assets.
Code of Ethics
The Trust and Thrivent Asset Mgt. have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.
Proxy Voting Policies
The Board has delegated to Thrivent Asset Mgt., the Trust’s investment adviser, the responsibility for voting any proxies with respect to the Fund in accordance with the proxy voting policies adopted by Thrivent Asset Mgt. The Adviser’s proxy voting policy is included in Appendix A. When available, information regarding how the Trust voted proxies relating to portfolio securities will be available without charge at thriventETFs.com/prospectus or at SEC.gov where it is filed on form N-PX.

Underwriting and Distribution Services
The Fund’s principal underwriter and distributor, ALPS Distributors, Inc. (“Distributor”), is a Colorado corporation. Distributor is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. No officers or directors of Distributor are affiliated with the Trust. Under a Distribution Agreement (the “Distribution Agreement”), Distributor sells shares of the Fund as agent for the Trust. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Fund’s prospectus. Shares in less than Creation Units are not distributed by the Distributor.
The Distribution Agreement was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on May 18, 2022, and, after an initial two-year term, will continue in effect from year to year so long as its continuance is approved at least annually by the Board of Trustees, including the Independent Trustees.
Underwriting Commissions
Distributor began serving as the Fund’s principal underwriter and distributor at the Fund’s inception. Because the Fund has not begun operations, the Distributor has not received any underwriting commissions as of the date of this Statement of Additional Information.
12b-1 Distribution Plan
The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) with respect to the Fund. Pursuant to the 12b-1 Plan, the Trust, on behalf of the Fund, may pay Distributor a distribution fee and shareholder servicing fee in connection with the promotion and distribution of Fund shares and the provision of services to shareholders. Such services include advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. No distribution or service fees are currently paid by the Fund, however, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund.
Distributor may pay all or a portion of the fees to any broker-dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement subject to the requirements of the 12b-1 Plan. To the extent not so paid by Distributor, it may retain such amounts.
The 12b-1 Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the 12b-1 Plan without approval by a majority vote of Fund shareholders. The 12b-1 Plan also provides that other material amendments of the 12b-1 Plan must be approved by the Trustees, and by the Independent Trustees, by a vote cast in person at a meeting called for the purpose of considering such amendments.
While the 12b-1 Plan is in effect, the selection and nomination of the Independent Trustees of the Trust has been committed to the discretion of the Independent Trustees, and any person who acts as legal counsel for the Independent Trustees must be an independent legal counsel. The 12b-1 Plan was approved by the Board of Trustees and by the Independent Trustees on May 18, 2022, but has not been implemented.
Shareholder Services
The Adviser may make arrangements for the Fund to make payments, directly or through the Adviser or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain shareholder services, including sub-transfer agency and related administrative services including, without limitation, the following services: processing and mailing monthly statements, prospectuses, annual reports, semiannual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The Fund may pay a fee for these services, directly or through the Adviser or its affiliates, to financial intermediaries selected by the Adviser and/or its affiliates. The actual services provided, and the fees paid for such services, may vary from firm to firm.
Other Payments
Thrivent Asset Mgt. has entered into an agreement with the Fund’s principal underwriter, ALPS Distributors, Inc., pursuant to which Thrivent Asset Mgt. pays (from its own resources, not the resources of the Fund) an annual base fee of $15,000 plus an asset based fee of 1/10 basis point (0.001%) of the Fund’s annual net assets for services relating to the promotion, offering, marketing or distribution of the Fund and/or retention of assets maintained in the Fund.
In addition, Thrivent Asset Mgt. and ALPS Distributors, Inc. may make payments, out of their own resources, to financial intermediaries that sell shares of the Fund in order to promote the distribution and retention of Fund shares. Such payments may be made for a variety of purposes or services, including, without limitation, marketing and/or fund promotion activities and presentations, educational training programs, events or conferences (including sponsorships of such events by the Adviser), data analytics and support, printing and mailing costs, and the development of technology platforms and reporting systems. In addition, the Adviser may make payments to certain intermediaries that promote or make shares of the Fund available to their clients, or make payments to intermediaries for activities that the Adviser believes facilitate investment in the Fund. This compensation, often referred to as revenue sharing, would be in addition to any compensation paid by the Fund through the 12b-1 Plan or for administrative, sub-transfer agency, networking, recordkeeping, and/or other shareholder support services. Payments made to intermediaries are expected to vary year to year and are expected to be different for different Intermediaries and third parties.
To the extent such payments are made, these payments create an incentive for the financial intermediary or its financial representatives to recommend or offer shares of the Fund to you. The Adviser could make payments based on any number of metrics, including payments in fixed amounts, amounts based upon an intermediary’s services at defined levels, amounts based on the intermediary’s net sales of the Fund or one or more Thrivent funds in a year or other period, or calculated in basis points based on average net assets attributed to the intermediary, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Payments to an intermediary may be significant and may create conflicts of interest for the intermediary.
Revenue sharing arrangements are separately negotiated between the Adviser and/or its affiliates, and the recipients of these payments. Revenue sharing payments are not made by the Fund and are not reflected as additional expenses in the fee table in the Fund’s prospectus.
As of the date of this SAI, the Adviser (or an affiliate thereof) has agreements in place to make payments to the following intermediaries with respect to other investment funds that it advises, expects to enter into such an agreement with Charles Schwab & Co., Inc. with respect to the Fund, and may enter into such agreements with respect to the Fund with some or all of the other entities listed below.
Advisor Group, Inc.
Ameriprise Financial Services, LLC
Cambridge Investment Research, Inc.
Charles Schwab & Co., Inc.
Envestnet Asset Management, Inc.
Fidelity Brokerage Services, LLC
GWFS Equities, Inc.
John Hancock Life Insurance Company (U.S.A.)

Kingdom Advisors, Inc.
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
Linsco / Private Ledger Corp. (LPL Financial Services, Inc.)
MML Investors Services, LLC
Pershing Advisor Solutions LLC
Sigma Planning Corporation
TD Ameritrade, Inc.
The Strategic Financial Alliance, Inc.
Thrivent Advisor Network, LLC
Thrivent Investment Management Inc.

Other Services
Custodian
The custodian for the Fund is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian is responsible for safeguarding the Fund’s assets held in the United States and for serving as the Fund’s foreign custody manager.
Transfer Agent
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, provides transfer agency and dividend payment services necessary to the Fund.
Administration Contract
State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 provides both administrative and accounting services to the Fund under an Administrative Services Agreement. Fees payable to State Street Bank and Trust Company for administrative and accounting services are paid by the Adviser and not borne by the Fund.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402, serves as the Fund’s independent registered public accounting firm, providing professional services including audits of the Fund’s annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review and signing of the annual income tax returns filed on behalf of the Fund.
Securities Lending
The Fund is new and to-date has not entered into a contract with a securities lending agent and is not engaged in securities lending.

Continuous Offering
The Fund offers and issues shares at its NAV only in Creation Units. The method by which Creation Units are created and trade may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur.
Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Fund’s transfer agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5( b)(2) of the 1933 Act owed to an exchange member in connection with the sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Brokerage Allocation and Other Practices
Brokerage Transactions
In connection with the management of the investment and reinvestment of the assets of the Fund, the Advisory Contract authorizes Thrivent Asset Mgt., acting by its own officers, directors or employees to select the brokers or dealers that will execute purchase and sale transactions for the Fund. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Asset Mgt. will use reasonable efforts to seek on behalf of the Fund the best overall terms available.
In assessing the best overall terms available for any transaction, Thrivent Asset Mgt. will consider all factors it deems relevant, including:
(1) the breadth of the market in and the price of the security,
(2) the financial condition and execution capability of the broker or dealer, and
(3) the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).
In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Asset Mgt. may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any other accounts over which Thrivent Asset Mgt., or an affiliate of Thrivent Asset Mgt., exercises investment discretion. Thrivent Asset Mgt. may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Asset Mgt. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. To the extent applicable, the provisions of the European Union’s second Markets in Financial Instruments Directive, known as MiFID II, could have an impact on the allocation of brokerage transactions and the receipt and compensation for research services by Thrivent Asset Mgt.
To the extent that the receipt of the above-described services may supplant services for which Thrivent Asset Mgt. might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Asset Mgt.
The research obtained by Thrivent Asset Mgmt. from a broker or dealer may be used to benefit all accounts managed or advised by Thrivent Asset Mgmt. including the Fund, and may not directly benefit the particular accounts that generated the brokerage commissions used to acquire the research product or service, including the Fund.
In certain cases, Thrivent Asset Mgt. may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as “mixed use” products. In each case, Thrivent Asset Mgt. makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. The portion of the costs of such products or services attributable to research usage may be defrayed by Thrivent Asset Mgt., as the case may be, through brokerage commissions generated by transactions of its clients, including the Fund. Thrivent Asset Mgt. pays the provider in cash for the non-research portion of its use of these products or services.
Thrivent Asset Mgt. may obtain third-party research from broker-dealers or non-broker dealers by entering into a commission sharing arrangement (a “CSA”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow Thrivent Asset Mgt. to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third-party research providers for research.

The investment decisions for the Fund are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Asset Mgt. or its affiliates. Such other investment companies and accounts may also invest in the same securities as the Fund. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Asset Mgt. and its affiliates believe to be equitable to each investment company or account, including the Fund. In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtainable or sold by the Fund.
Brokerage Commissions
The Fund is new and, therefore, the Fund paid no brokerage commissions for each of the last three fiscal years.
Portfolio Turnover Rates
The rate of portfolio turnover in the Fund will not be a limiting factor when Thrivent Asset Mgt. deems changes in the Fund’s portfolio appropriate in view of its investment objectives. As a result, while the Fund will not purchase or sell securities solely to achieve short term trading profits, the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective. A higher degree of equity portfolio activity will increase brokerage costs to the Fund. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.
Because the Fund is new, it does not have portfolio turnover rates to report.
Regular Brokers or Dealers
The Fund is new and, therefore, has not purchased securities issued by any “regular broker-dealers” (as defined in Rule 10b-1 under the 1940 Act).

Purchase, Redemption and Pricing of Shares
Unlike a mutual fund, the Fund offers and issues shares at its net asset value (“NAV”) to broker-dealers and other financial intermediaries who are participants in the National Securities Clearing Corporation (“NSCC”) and who have signed an Authorized Participant Agreement with the Distributor (each an “Authorized Participant”), and accepted by the Transfer Agent, only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities and/or instruments (the “Deposit Securities”), together with a deposit of a specified cash payment (the “Cash Component”). The Fund may, in certain circumstances, issue Creation Units solely in exchange for a specified all-cash payment (“Cash Deposit”). Shares of the Fund are likewise redeemable by the Fund only in Creation Units, generally in exchange for a basket of securities and instruments (“Redemption Securities”), together with a Cash Component. The names and quantities of the securities and instruments that constitute the Deposit Securities and Redemption Securities are generally the same as the Fund’s Proxy Portfolio (as described in the “Proxy Portfolio Structure” section), except to the extent purchases and redemptions are made entirely or partially on a cash basis. In addition, the Fund may determine to use baskets that differ from the Proxy Portfolio in that they include instruments that are not in the Proxy Portfolio, or are included in the Proxy Portfolio but in different weightings. See the section “Custom Baskets” below for more information. Each Business Day (as defined below), before the open of trading on the national securities exchange on which shares of the Fund are listed, the Fund will publish on its website the composition of any Creation Unit exchanged with an Authorized Participant on the previous Business Day that differed from such Business Day's Proxy Portfolio other than with respect to the use or substitution of cash. As with the offer and sale of Creation Units, the Fund may, in certain circumstances, redeem Creation Units in exchange for a specified all-cash payment. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. The Fund may decide to use a “custom basket” to reduce costs, to increase trading or tax efficiency or for other reasons.
The Fund charges creation/redemption transaction fees for each creation and redemption to cover the cost to the Fund of processing the transaction, including the estimated trading costs of converting the Deposit Securities and the Cash Component into the desired portfolio composition, in the case of a creation, and the estimated trading costs of converting the Fund’s Actual Portfolio holdings into the Redemption Securities and the Cash Component, in the case of a redemption. In all cases, transaction fees are limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
The Fund offers, issues and sells its shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement (as defined below), on any Business Day (as defined below). Compared to an ETF that does not use a Proxy Portfolio, the purchases and sales of securities associated with the alignment of the Proxy Portfolio with the Fund's actual portfolio holdings during creation and redemption transactions may result in higher portfolio turnover, transaction costs and higher taxes.
A “Business Day” with respect to the Fund is each day the Fund is open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders to create or redeem Creation Units will be accepted by the Transfer Agent, and subject to the approval of the Distributor, only from large institutional investors who have entered into agreements with the Fund’s Distributor (i.e., the “Authorized Participants”). As noted below, on certain Business Days, underlying markets in which the Fund invests will be closed. On those days, the Fund may be unable to purchase or sell securities in such markets.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Fund reserves the right to reprocess creation and redemption transactions that were initially processed at any NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV.

Fund Deposits
The consideration for purchase of Creation Units generally consists of Deposit Securities and the Cash Component, or, as permitted by the Fund, the Cash Deposit. The names and quantities of the instruments that constitute the Deposit Securities will be the same as the Proxy Portfolio, except to the extent purchases are made entirely or partially on a cash basis. In addition, the Fund may determine to use baskets that differ from the Proxy Portfolio in that they include instruments that are not in the Proxy Portfolio, or are included in the Proxy Portfolio but in different weightings. Together, the Deposit Securities and the Cash Component or, alternatively, the Cash Deposit, constitutes the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may differ from the portfolio of securities the Fund will deliver upon redemption of Fund shares.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component to the Fund. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component from the Fund. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. In addition to above, the Cash Component may also include a “Dividend Equivalent Payment,” which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.
State Street Bank and Trust Company, the Fund’s transfer agent and custodian, through the NSCC, makes available on each Business Day, prior to the opening of business (subject to amendments) on the New York Stock Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).
The Deposit Securities and Cash Component are subject to any adjustments, as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities and Cash Component is made available.
The identity and amount of the Deposit Securities and Cash Component (or Cash Deposit) changes pursuant to the changes in the composition of the Fund’s Proxy Portfolio.
The Fund may also permit the substitution of an amount of cash (a “cash-in-lieu” amount) to replace any Deposit Security. In determining whether the Fund will issue Creation Units entirely or partially on a cash or in-kind basis (whether for a given day or a given order), the key consideration is the benefits that would accrue to the Fund and its investors. For example, in light of anticipated purchases of different portfolio securities, the Fund may wish to receive additional cash as part of a Fund Deposit, or may wish to receive a Cash Deposit. In addition, the Fund may permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities in a Fund Deposit because such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting. Other circumstances in which the Fund may permit the substitution of a “cash in-lieu” amount include, but are not limited to, Deposit Securities that may not be available in sufficient quantity for delivery, that may not be eligible for trading by a Participating Party (defined below), that may not be permitted to be re-registered in the name of a Fund as a result of an in-kind creation order pursuant to local law or market convention, or that may not be eligible for transfer through the systems of the Depository Trust Company (the “DTC”) or the Clearing Process (as discussed below), or the

Federal Reserve System for U.S. Treasury securities. The Fund also reserves the right to permit a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities from an investor to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations at the discretion of the Fund. In each case, the amount of cash contributed will be equivalent to the price of the instrument listed as a Deposit Security.
“Cash-in-lieu” amounts will only be used in the creation and redemption process when the use is consistent with applicable law.
Procedures for Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party” (i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC); or (ii) a participant of DTC (“DTC Participant”) and must have entered into an Authorized Participant Agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of the DTC in the name of its nominee for the account of a DTC Participant.
Except as described below, and in all cases subject to the terms of the applicable Authorized Participant Agreement and any creation and redemption procedures adopted by the Fund and provided to all Authorized Participants, to initiate a creation order for a Creation Unit, an Authorized Participant must submit an irrevocable order to purchase shares in proper form to the Transfer Agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day for creation of Creation Units to be effected based on the NAV of shares of the Fund on that Business Day. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant via the electronic order entry system, by telephone or other transmission method acceptable to the Transfer Agent and the Distributor pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker-dealer may not have executed an Authorized Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker-dealer through an Authorized Participant. In such cases, there may be additional charges to such investor.
Creation Units may be created in advance of the receipt by the Fund of all or a portion of a Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of a Fund Deposit and will be required to post collateral with a Fund consisting of cash up to 115% of the marked-to-market value of such missing portion(s). The Fund may use such collateral to buy the missing portion(s) of a Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Custodian and deposited into the Fund. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker-dealer or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “Placement of Creation Orders Using the Clearing Process”) or outside the Clearing Process utilizing the procedures applicable for foreign securities (see “Placement of Creation Orders Outside the Clearing Process”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders as stated in the “Placement of Creation Orders Outside the Clearing Process” section below shall operate.
Placement of Creation Orders Using the Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed an Authorized Participant Agreement.
The Authorized Participant Agreement authorizes the Custodian to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Custodian to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner within two Business Days; and the Cash Component to the Fund, together with such additional information as may be required by the Transfer Agent and the Distributor as set forth in the Authorized Participant Agreement. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day on such Transmittal Date and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed. All orders are subject to acceptance by the Fund and the Distributor in accordance with the procedures set forth in the Authorized Participant Agreement.
Placement of Creation Orders Outside the Clearing Process
The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Fund must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once a creation order is accepted by the Fund and the Distributor, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent in respect to the Fund for any legally permissible reason, including, but not limited to, the following circumstances: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of a Fund Deposit would, in the opinion of counsel, be unlawful; or (v) in the event that circumstances outside the control of the Fund, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting a Fund, the Adviser, the Distributor, DTC, the Clearing Process, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Fund, Transfer Agent, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.
Creation Transaction Fee
All persons purchasing Creation Units are expected to incur a transaction fee to cover the estimated cost to the Fund of processing the transaction, including estimated trading costs of converting a Fund Deposit into the desired portfolio composition, and the costs of clearance and settlement charged to a Fund by NSCC or DTC. A fixed creation transaction fee of $150 for the Fund, charged by and payable to the Custodian is imposed on each in-kind creation transaction ($100 for cash creations) regardless of the number of Creation Units purchased in the transaction. In the case of cash creations or where the Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 3% of the value of a Creation Unit to compensate the Fund for the costs associated with purchasing the applicable securities (see “Fund Deposit” section above). As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at the NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed an Authorized Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Authorized Participant Agreement.

With respect to the Fund, the Transfer Agent, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio of securities constituting the securities included in the Fund’s Proxy Portfolio that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that Business Day (based on information at the end of the previous Business Day). An order that is not received in good form may be rejected by the Fund and the Distributor. The names and quantities of the instruments that constitute the Fund’s securities received on redemption (“Fund Securities”) will be the same as the Proxy Portfolio, except to the extent redemptions are made entirely or partially on a cash basis or to the extent the Fund utilizes a custom basket to effect a redemption. See “Custom Baskets” below.
Except as described below, and in all cases subject to the terms of the applicable Authorized Participant Agreement and any creation and redemption procedures adopted by the Fund and provided to all Authorized Participants, to initiate a redemption order for a Creation Unit, an Authorized Participant must submit an irrevocable order to redeem shares in proper form to the Transfer Agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day for redemption of Creation Units to be effected based on the NAV of shares of the Fund on that Business Day.
Orders must be transmitted by an Authorized Participant via the electronic order entry system, by telephone or other transmission method acceptable to the Transfer Agent and the Distributor pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Unless cash only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as announced on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Fund may substitute a “cash-in-lieu” amount to replace any Fund Security in certain limited circumstances. “Cash-in-lieu” amounts will only be used in the redemption process when the use is consistent with applicable law. The amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference will be included in the Cash Component required to be delivered by an Authorized Participant. In determining whether the Fund will redeem Creation Units entirely or partially on a cash or in-kind basis (whether for a given day or a given order), the key consideration is the benefits that would accrue to the Fund and its investors. Cash redemptions typically require selling portfolio instruments, which may result in adverse tax consequences for the remaining Fund shareholders that would not occur with an in-kind redemption. As a result, tax considerations may favor use of in-kind redemptions. See “Taxes” below. In addition, as with purchases of Creation Units, the Fund may permit an Authorized Participant to receive cash in lieu of some or all of the Fund Securities because such instruments are not eligible for trading by the Authorized Participant or the investor on whose behalf the Authorized Participant is acting.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering a Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If the Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption.
If, after receiving notice of the verification requirement, the Authorized Participant does not verify, with respect to any portion of the shares of the Fund requested to be redeemed, the accuracy of the Authorized Participant’s representations that are deemed to have been made by submitting a redemption request, the Fund reserves the right to reject that portion of the redemption request.
The Fund generally intends to effect deliveries of portfolio securities within two Business Days (i.e., days on which the NYSE Arca is open) of receipt of a redemption request. The ability of the Fund to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within two Business Days.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Redemption Transaction Fee
All persons redeeming Creation Units are expected to incur a transaction fee to cover the estimated cost to the Fund of processing the transaction, including estimated trading costs of converting the Fund’s actual portfolio holdings into the Fund Securities, and the costs of clearance and settlement charged to the Fund by NSCC or DTC. The basic in-kind redemption transaction fee of $150 for the Fund ($100 for cash redemptions), charged by and payable to the Custodian, is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker-dealer or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Authorized Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day on such Transmittal Date; and (ii) all other procedures set forth in the Authorized Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. All orders must be accepted by the Distributor in accordance with the procedures set forth in the Authorized Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund at the close of regular trading on the NYSE, typically 4:00 p.m., Eastern Time on each Business Day will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred within two Business Days following the date on which such request for redemption is deemed received.
Placement of Redemption Orders Outside the Clearing Process
Arrangements satisfactory to the Fund must be in place for the Participating Party to transfer the Creation Units through the DTC on or before the settlement date. Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering a Fund Securities under such laws.
In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of a Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to substitute a “cash-in-lieu” amount for such Fund Securities, and the redeeming shareholder will be required to receive its redemption proceeds with respect to such Fund Securities in cash.
Custom Baskets
Creation and redemption baskets may differ and the Fund may in the future accept “custom baskets.” A custom basket includes any creation or redemption basket that differs from the Proxy Portfolio other than with respect to the substitution of cash for one or more of the components of the Proxy Portfolio. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account.

Distribution of Shares
In connection with the Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors, including an affiliate of the Fund's investment adviser. Initial investors participating in the seeding of the Fund or that purchase Creation Units after the Fund's launch may be Authorized Participants or a lead market maker, other third-party investors or affiliates of the Fund or Thrivent Asset Mgt. purchasing from an Authorized Participant. Each such initial investor and any other affiliate of a Fund or Thrivent Asset Mgt. may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares. Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant. Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales. Any Selling Shareholder and any other person participating in such distribution will be subject to any applicable provisions of the 1934 Act and the rules and regulations thereunder.

Net Asset Value
The NAV per share is generally determined at the close of regular trading on the New York Stock Exchange (the “NYSE”), or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act. If the NYSE has an unscheduled early close but certain other markets remain open until their regularly scheduled closing time, the NAV may be determined as of the regularly scheduled closing time of the NYSE. If the NYSE and/or certain other markets close early due to extraordinary circumstances (e.g., weather, terrorism, etc.), the NAV may be calculated as of the early close of the NYSE and/or other markets. The NAV generally will not be determined on days when, due to extraordinary circumstances, the NYSE and/or certain other markets do not open for trading.
Net asset value is determined by adding the market or fair value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.
The value of portfolio securities is determined in the following manner:
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Exchange Traded Securities that are traded on U.S. exchanges or included in a national market system, including options, shall be valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. If there have been no sales and the exchange traded security is held long, the latest bid quotation is used. If the exchange traded security is held short, the latest ask quotation is used.
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Over-the-counter securities held long for which reliable quotations are available shall be valued at the latest bid quotations. If the over-the-counter security is held short, it shall be valued at the latest ask quotation.
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Fixed income securities traded on a national securities exchange will be valued at the last sale price on such securities exchange that day. If there have been no sales, the latest bid quotation is used.
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Because market quotations are generally not “readily available” for many debt securities, foreign and domestic debt securities held by the Fund may be valued by an Approved Pricing Service (“APS”), using the evaluation or other valuation methodologies used by the APS. If quotations are not available from the APS, the Adviser’s Valuation Committee shall obtain a manual price from a broker or make a fair value determination.
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The Fund may value debt securities with a remaining maturity of 60 days or less at amortized cost.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.
All other securities and assets will be appraised at fair value pursuant to written procedures and overseen by the Board of Trustees.
Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values.
For purposes of determining the net asset value of shares of the Fund all assets and liabilities initially expressed in foreign currencies (if any) will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Tax Status
Federal Tax Information for the Fund
This discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
It is the Fund’s policy to qualify for taxation as a “regulated investment company” (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the Fund does not qualify as a RIC under the Internal Revenue Code, it will be subject to federal income tax on its net investment income and any net realized capital gains. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.
The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, the Fund must, among other requirements, distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and 90% of its net tax-exempt income. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers and which are engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Certain master limited partnerships may qualify as “qualified publicly traded partnerships” for purposes of the Subchapter M diversification rules described above. To do so, the master limited partnership must satisfy two requirements during the taxable year. First, the interests of such partnership either must be traded on an established securities market or must be readily tradable on a secondary market (or the substantial equivalent thereof). Second, the partnership must meet the 90% gross income requirements for the exception from treatment as a corporation with gross income other than income consisting of dividends, interest, payments with respect to securities loans, or gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock securities or currencies.
The Internal Revenue Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their “ordinary income” (as defined in the Internal Revenue Code) for the calendar year plus 98.2% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and certain amounts with respect to which estimated taxes are paid in such calendar year. The Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.
Dividends and interest received from the Fund’s holding of foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service (IRS) that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then, subject to certain limitations, either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.
The Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund ( i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when its acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.
If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.
The Fund’s transactions in futures contracts, forward contracts, foreign currency exchange transactions, options and certain other investment and hedging activities may be restricted by the Internal Revenue Code and are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement described above. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.
Federal Income Tax Information for Shareholders
The discussion of federal income taxation presented below supplements the discussion in the Fund’s prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the Fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the Fund.
Any dividends declared by the Fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. In general, distributions by the Fund of investment company taxable income (including net short-term capital gains), if any, whether received in cash or additional shares, will be taxable to you as ordinary income. A portion of these distributions may be treated as qualified dividend income (eligible for the reduced rates to individuals as described below) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or ( iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
Distributions from net capital gain (if any) that are reported as capital gains dividends are taxable as long-term capital gains without regard to the length of time the shareholder has held shares of the Fund. However, if you receive a capital gains dividend with respect to Fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the capital gains dividend, be treated as a long-term capital loss. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20% depending on whether the individual’s income exceeds certain threshold amounts. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Internal Revenue Code.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
At the beginning of every year, the Fund will provide shareholders with a tax reporting statement containing information detailing the estimated tax status of any distributions that the Fund paid during the previous calendar year. REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues the tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement in completing your tax returns.
The Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of its tax status for federal income tax purposes, including what portion of the distributions will be qualified dividend income, shortly after the close of each calendar year.
If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares, and thereafter, as capital gain. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares. To the extent that a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
For corporate investors in the Fund, dividend distributions the Fund reports as dividends received from qualifying domestic corporations will be eligible for the 50% corporate dividends-received deduction to the extent they would qualify if the Fund were a regular corporation. Distributions by the Fund also may be subject to state, local and foreign taxes, which may differ from the federal income tax treatment described above.
A sale of shares in the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. The maximum individual tax rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Capital losses in excess of capital gains (net capital losses) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term.
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus (or minus) the amount of cash paid (or received) for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of any securities received plus (or minus) the amount of any cash received (or paid) for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the exchange of securities for Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Authorized Participants who are dealers in securities are subject to the tax rules applicable to dealers, which may result in tax consequences to such Authorized Participants different from those described herein.
The Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401( k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund where, for example, ( i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or ( ii) its shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514( b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing the Fund from holding investments in REITs that hold residual interests in REMICs, and the Fund may do so.
For taxable years beginning after 2017 and before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. The fund is permitted to pass through to shareholders the character of ordinary REIT dividends so as to allow non-corporate shareholders to claim this deduction. There currently is no mechanism for the Fund to pass through to non-corporate shareholders the character of income derived from MLP investments. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments.
Backup Withholding. The Fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury the withheld amount of taxable dividends and redemption proceeds paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person ( including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.
Disclosure for Non-U.S. Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains; provided, however, that U.S. source interest related dividends and short-term capital gain dividends generally are not subject to U.S. withholding tax if the Fund elects to report such dividends in written notice. Distributions to foreign shareholders of such short-term capital gain dividends and of long-term capital gains, and any gains from the sale or other disposition of shares of the Fund, generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Internal Revenue Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Foreign shareholders may also be subject to U.S. estate taxes with respect to shares in the Fund. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Notwithstanding the foregoing, a portion of the income, if any, derived by the Fund from investments in REITs that hold residual interests in REMICs may be classified as “excess inclusion income.” With respect of foreign shareholders, no exemption or reduction in withholding tax will apply to such excess inclusion income.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
A look-through rule will apply to distributions of so-called FIRPTA gain by the Fund if the Fund is classified as a “qualified investment entity,” which includes an entity taxable as a RIC if, in general, more than 50% of the RIC’s assets consist of interests in REITs and other U.S. real property holding corporations. If this condition is met, in the absence of certain exceptions (described below), distributions by the Fund to a foreign shareholder, to the extent derived from gain from the disposition of a U.S. real property interest (USRPI), will be treated as FIRPTA gain subject to U.S. withholding tax at a rate of 35%, and requiring that the foreign shareholder file nonresident U.S. income tax returns. Also, such gain will be subject to a 30% branch profits tax in the hands of a foreign corporate shareholder.
Provided, however, that the class of Fund shares held by a foreign shareholder is regularly traded on an established U.S. securities exchange and the foreign shareholder did not own more than 5% of that class of shares at any time during the one-year period ending on the date of the distribution, distributions made by the Fund will not be treated as FIRPTA gain under the look-through rule; instead, capital gain distributions from USRPI gain in the hands of a foreign shareholder will be taxed as ordinary income and will generally be subject to withholding at a 30% rate (or lower treaty rate). If the Fund is treated as a “qualified investment entity,” unless the Fund is “domestically controlled,” meaning that less than 50% of the shares of the Fund is held directly or indirectly by foreign shareholders for a five-year period ending on the date of the distribution, dispositions of fund shares by a foreign shareholder that does not satisfy the conditions of the 5% ownership exception described above generally will be treated as FIRPTA gain subject to withholding at a 15% rate, and requiring that foreign shareholders file nonresident U.S. income tax returns.
Reportable Transactions. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the Fund.

Dividends and Distributions
Dividends
Dividends of the Fund, if any, are generally declared and paid at least annually. Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains, if any, received by the Fund.
Capital Gains
Capital gains distributions, if any, usually will be declared and paid in December for the prior twelve-month period ending October 31.

Financial Statements
Set forth below are the Fund’s Statement of Assets and Liabilities as of August 16, 2022, and the Report of Independent Registered Public Accounting Firm, dated September 1, 2022.

Thrivent Small-Mid Cap ESG ETF

Report of Independent Registered Public Accounting Firm and Financial Statement

As of August 16, 2022

Table of Contents

Thrivent Small-Mid Cap ESG ETF

Thrivent Small-Mid Cap ESG ETF

Statement of Assets and Liabilities

As of August 16, 2022

Assets:

Cash	$100,000

Net Assets:	$100,000

Net Assets Consist of: Paid in Capital	$100,000

Shares of beneficial interest outstanding	4,000

Net asset value per share	$25.00

The accompanying Notes to Financial Statement are an integral part of this statement.

Thrivent Small Mid-Cap ESG ETF

Notes to Financial Statement

August 16, 2022

(1)	ORGANIZATION

Thrivent ETF Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 2, 2021 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is currently comprised of a single series, Thrivent Small-Mid Cap ESG ETF (the “Fund”), which seeks long-term capital growth. The Fund is diversified. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value (if any) in one or more series as the Trust’s Board of Trustees (the “Board”) may determine from time to time.

Through August 16, 2022, the Fund had not commenced operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale and issuance of 4,000 Shares to Thrivent Financial for Lutherans.

The Fund is an investment company which follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

Fund Shares – The Fund issues and redeems shares at NAV on a continuous basis only in large, specified number of shares, each called a ‘Creation Unit’. A Creation unit consists of 10,000 shares and they are issued and redeemed in-kind for a basket of securities and/or for cash. Investors must have entered into an authorized participants agreement (Authorized Participants) with the Fund’s principal underwriter and transfer agent to deal in Creation Units directly with the Fund. Creation Units can also be purchased through a dealer who is an Authorized Participant of the Fund. The Fund’s shares will also be listed on the New York Stock Exchange and investors can purchase and sell shares on the secondary market at prices that may differ from the NAV of the Fund.

(2)	SIGNIFICANT ACCOUNTING POLICIES

Cash – Cash consists of cash held at a bank and is on deposit with a major financial institution.

Accounting Estimates — The preparation of financial statements in conformity with U. S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Taxes — No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Organization and Offering Costs – The organization and offering costs associated with the establishment and offering of the Fund generally include any legal costs associated with registering the Fund, among others. These organization and offering costs were paid by Thrivent Asset Management, LLC (the “Adviser”) and will not be subject to reimbursement by the Fund.

(3)	AGREEMENTS

Investment Management Agreement – The Fund has entered into an Investment Management Agreement with the Adviser. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment programs and manages the operations of the Fund under the general supervision of the Board. Under the Investment Management Agreement, the Fund pays an annual fee of 0.65% of average daily net assets for investment advisory services. The fees are accrued daily and paid monthly.

Distributor – ALPS Distributors, Inc. a Colorado corporation, is the distributor and principal underwriter of the Fund’s Shares. ALPS Distributors, Inc. serves as the distributor of aggregations of shares of the Fund known as Creation Units.

Transfer Agent – The Fund has entered into an agreement with State Street Bank and Trust Company to provide transfer agency and dividend payment services necessary to the Fund. Under the Transfer Agency Agreement, State Street Bank and Trust Company performs shareholder services and acts as the dividend disbursing agent.

Custodian – The Fund has entered into an agreement with State Street Bank and Trust Company to provide custodian services for the Fund’s assets.

Administrator – The Fund has entered into an accounting and administrative services agreement with State Street Bank and Trust Company pursuant to which they provide certain accounting and administrative personnel and services to the Fund.

(4)	RELATED PARTIES

The Adviser is considered a related party to the Fund. Certain officers and Trustees of the Fund are officers and elected managers of the Adviser. As of August 16, 2022, Thrivent Financial for Lutherans held 100% of the outstanding shares of the Fund.

(5)	SUBSEQUENT EVENTS

The Adviser has evaluated the impact of subsequent events through the issuance date of the financial statement and has determined that no items require disclosure in or adjustment to the financial statement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Thrivent ETF Trust and Shareholders of Thrivent Small-Mid Cap ESG ETF

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Thrivent Small-Mid Cap ESG ETF (the “Fund”) as of August 16, 2022, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of August 16, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

September 1, 2022

We have served as the auditor of one or more investment companies in Thrivent Financial for Lutherans investment company complex since 1987.

PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402

T: (612) 596 6000, www.pwc.com/us

Appendix A—Proxy Voting Policies

Thrivent Financial for Lutherans and

Thrivent Asset Management, LLC

Proxy Voting Policies and Procedures Summary

Responsibility to Vote Proxies

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (collectively, in their capacity as investment advisers, “Thrivent”) have adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting Thrivent’s fiduciary duty with regard to the voting of client proxies, including investment companies which it sponsors and for which it serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent be involved in the proxy process.

Fiduciary Considerations. It is the policy of Thrivent that decisions with respect to proxy issues will be made primarily in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client. Thrivent seeks to vote proxies solely in the interests of the client, including Thrivent Funds. Thrivent votes proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Administration of Policies and Procedures

Thrivent has formed a committee that is responsible for establishing positions with respect to corporate governance and other proxy issues, as well as overseeing the environmental, social and governance (“ESG”) analysis components of Thrivent’s investment processes (“Committee”). Annually, the Committee reviews the Policies and Procedures, including in relation to recommended changes reflected in applicable benchmark policies and voting guidelines of Institutional Shareholder Services Inc. (“ISS”). As discussed below, Thrivent may, with the approval of the Committee, vote proxies other than in accordance with the applicable voting guidelines in the Policies and Procedures.

How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, Thrivent has retained ISS as an expert in the proxy voting and corporate governance areas. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibilities. ISS analyzes each proxy vote of Thrivent’s clients and prepares a recommendation that reflects ISS’s application of the Policies and Procedures. Thrivent will, in most cases, vote proxies following the applicable market-specific ISS Sustainability Proxy Voting Guidelines (“Sustainability Guidelines”). In other cases, Thrivent will vote proxies following the applicable market-specific ISS Proxy Voting Guidelines (“ISS Guidelines”) or using ISS’s research and recommendations and a determination by investment management or other Thrivent personnel as the circumstances warrant, which may include items not addressed by the voting guidelines. The Sustainability Guidelines have been developed consistent with the dual objectives of socially responsible shareholders – financial and social. The Sustainability Guidelines seek to reflect a broad consensus of the socially responsible investing community on matters of social and environmental import and are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole on matters of corporate governance, executive compensation, and corporate structure.

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Certain of Thrivent’s clients’ accounts are accounts or funds (or a portion thereof) that employ a quantitative strategy that relies on factor-based models or an index-tracking approach rather than primarily on fundamental security research and analyst coverage that an actively managed portfolio using fundamental research would typically employ; often, these accounts hold a high number of positions. Accordingly, in light of the considerable time and effort that would be required to review ISS research and recommendations, absent client direction, for securities held only in accounts or funds that only employ a quantitative strategy (and are not held in other Thrivent client accounts, or in the same account but in the portion managed using fundamental research and analyst coverage), for certain categories of management and shareholder proposals, Thrivent may use a different process than is used for other accounts to review and determine a voting outcome. For these proposals, Thrivent may review ISS Guidelines and Sustainability Guidelines and (i) where such Guidelines recommend voting in the same manner, determine, consistent with the best interest of its clients, to provide standing instructions to vote proxies in accordance with the recommendations of ISS; or (ii) where such Guidelines differ, vote as determined by Thrivent personnel other than the affected account’s investment management team.

The ISS Guidelines and Sustainability Guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/.

Supplement applicable to Thrivent Small-Mid Cap ESG ETF (the “ETF”) only. Thrivent expects to vote proxies on behalf of the ETF in many cases in accordance with its custom guidelines created as described above and discussed below under the heading “Summary of Thrivent’s Voting Policies.” However, Thrivent retains the discretion in all cases to vote in a manner inconsistent with these guidelines and policies if it believes such a vote is in the ETF’s best interest after consideration of any information Thrivent believes relevant, including in light of the ETF’s focus on long-term sustainable business models. This may mean that proxies are voted on behalf of the ETF in a manner that differs from votes for other clients.

Supplement applicable to Thrivent ESG Index Portfolio (“ESG Index Portfolio”) only. Thrivent expects to vote proxies on behalf of ESG Index Portfolio in many cases in accordance with its custom guidelines created as described above and discussed below under the heading “Summary of Thrivent’s Voting Policies,” using similar processes as for other clients employing a quantitative strategy as discussed above. However, Thrivent retains the discretion in all cases to vote in a manner inconsistent with these guidelines and policies if it believes such a vote is in ESG Index Portfolio’s best interest after consideration of any information Thrivent believes relevant, including in light of ESG Index Portfolio’s focus on tracking the investment results of an index composed of companies selected by the index provider based on environmental, social and governance characteristics. This may mean that proxies are voted on behalf of ESG Index Portfolio in a manner that differs from votes for other clients.

Proxy Voting Process Overview

Thrivent utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes on behalf of our clients. ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding Thrivent’s clients’ portfolio company proxies to assist in the proxy voting process. The final authority and responsibility for proxy voting decisions remains with Thrivent. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our respective clients.

Thrivent may on any particular proxy vote determine that it is in the best interests of its clients to diverge from the Policies and Procedures’ applicable voting guidelines, including diverging from ISS’s recommendations with respect to Thrivent’s clients’ accounts that are accounts or funds (or a portion thereof) that employ a quantitative strategy. In such cases, the person requesting to diverge from the Policies and Procedures’ applicable voting guidelines is required to document in writing the rationale for their vote and submit all written documentation to the Committee for review and approval. In determining whether to approve any particular request, the Committee will determine that the request is not influenced by any conflict of interest and is in the best interests of Thrivent’s clients.

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Summary of Thrivent’s Voting Policies

Specific voting guidelines have been adopted by the Committee for regularly occurring categories of management and shareholder proposals. The detailed voting guidelines are available to Thrivent’s clients upon request. The following is a summary of significant Thrivent policies, which are generally consistent with the Sustainability Guidelines or ISS Guidelines referenced above:

Board Structure and Composition Issues – Thrivent believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairperson of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives. Individual directors, in turn, are expected to devote significant amounts of time to their duties and to limit the number of directorships they accept. As such, Thrivent withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent votes for proposals that seek to fix the size of the board.

Board Accountability – Thrivent believes boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors. Boards should be held responsible for risk oversight or fiduciary responsibility failures. Examples of risk oversight failures include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues; or significant adverse legal judgements or settlement. Thrivent will withhold votes from appropriate directors if the company’s governing documents impose undue restrictions on shareholder’s ability to amend bylaws, non-audit fees paid to the auditor are excessive, the company maintains significant problematic pay practices, or the company is a significant greenhouse gas emitter and is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change via detailed disclosure of climate-related risks and appropriate greenhouse gas emissions reduction targets.

Executive and Director Compensation – These proposals necessitate a case-by-case evaluation. Generally, Thrivent opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors – Thrivent votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; non-audit fees paid represent 50 percent or more of the total fees paid to the auditor; or poor accounting practices are identified that rise to a serious level of concern.

Mergers and Acquisitions – Thrivent votes on mergers and acquisitions on a case-by-case basis, taking into account and balancing the following: anticipated financial and operating benefits, including the opinion of the financial advisor, market reaction, offer price (cost vs. premium) and prospects of the combined companies; how the deal was negotiated; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights.

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Anti-takeover and Corporate Governance Issues – Thrivent generally opposes anti-takeover measures since they adversely impact shareholder rights. When voting on capital structure issues, Thrivent considers the dilutive impact to shareholders and the effect on shareholder rights.

Social, Environmental and Corporate Responsibility Issues – Thrivent generally supports proposals that seek standardized reporting, or that request information regarding a company’s adoption of, adherence to, relevant norms, standards, codes of conduct, or universally recognized international initiatives to promote disclosure and transparency with regard to environmental, social and corporate responsibility issues. These issues may include business activity impacts on the environment and climate, human and labor rights, health and safety, diversity, equity and inclusion, as well as general impacts on communities. When voting on matters with apparent economic or operational impacts on the company, Thrivent realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent typically utilizes a case-by-case approach.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. Thrivent generally refrains from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Applying Proxy Voting Policies to non-U.S. Companies – Thrivent applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance may not appropriate for all markets.

Monitoring and Resolving Conflicts of Interest – Thrivent/clients

The Committee is responsible for monitoring and resolving possible material conflicts between the interests of Thrivent and those of its clients with respect to proxy voting. Examples of situations where conflicts of interest can arise are when i) the issuer is a vendor whose products or services are material to Thrivent’s business; ii) the issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Thrivent; iii) an Access Person1 of Thrivent also serves as a director or officer of the issuer; and iv) there is a personal conflict of interest (e.g., familial relationship with company management). Other circumstances or relationships can also give rise to potential conflicts of interest.

All material conflicts of interest will be resolved in the interests of the clients. Application of the Policies and Procedures’ applicable voting guidelines to vote client proxies is generally relied on to address possible conflicts of interest since the voting guidelines are pre-determined by the Committee. Where there is discretion in the voting guidelines, voting as recommended under an ISS policy may be relied on to address potential conflicts of interest.

In cases where Thrivent is considering overriding these Policies and Procedures’ applicable voting guidelines, or in the event there is discretion in determining how to vote (for example, where or the guidelines provide for a case by case internal review) matters presented for vote are not governed by such guidelines, the Committee will follow these or other similar procedures:

●

Compliance will conduct a review to seek to identify potential material conflicts of interest. If no material conflict of interest is identified, the proxy will be voted as determined by the Committee or the appropriate Thrivent personnel under these policies and procedures. The Compliance review process for identifying potential conflicts of interest will be reviewed by the Committee and may include a review of factors indicative of a potential conflict of interest or a determination that voting in accordance with ISS’s recommendation(s) can reasonably be relied on to address potential conflicts of interest.

1 “Access Person” has the meaning provided under the current Thrivent Code of Ethics.

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●

If a material conflict of interest is identified, the Committee will be apprised of that fact and the Committee will evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what Thrivent believes to be the best interests of clients, and without regard for the conflict of interest. The Committee will document its vote determination, including the nature of the material conflict, the Committee’s analysis of the matters submitted for proxy vote, and the reasons why the Committee determined that the votes were cast in the best interests of clients.

Certain Thrivent Funds (“top tier fund”) may own shares of other Thrivent Funds (“underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what Thrivent believes to be in the top tier fund’s best interest.

Securities Lending

Thrivent will generally not vote nor seek to recall in order to vote shares on loan, unless it determines that a vote would have a material effect on an investment in such loaned security.

Oversight, Reporting and Record Retention

Retention of Proxy Service Provider and Oversight of Voting

In overseeing proxy voting generally and determining whether or not to retain the services of ISS, Thrivent performs the following functions, among others, to determine that Thrivent continues to vote proxies in the best interest of its clients: i) periodic sampling of proxy votes; ii) periodic reviews of Thrivent’s Policies and Procedures to determine they are adequate and have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interest of Thrivent’s clients; iii) periodic due diligence on ISS designed to monitor ISS’s a) capacity and competency to adequately analyze proxy issues, including the adequacy and quality of its staffing and personnel, as well as b) its methodologies for developing vote recommendations and ensuring that its research is accurate and complete; and iv) periodic reviews of ISS’s procedures regarding their capabilities to identify and address conflicts of interest.

Proxy statements and solicitation materials of issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent retains documentation on shares voted differently than the Thrivent Policies and Procedures voting guidelines, and any document which is material to a proxy voting decision such as the Thrivent Policies and Procedures voting guidelines and the Committee meeting materials.

ISS provides Vote Summary Reports for each Thrivent Fund. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent Fund during the period, the position taken with respect to each issue and whether the Thrivent Fund voted with or against company management.

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